                       GENERAL AMERICAN SEPARATE ACCOUNTS
                           TWENTY-EIGHT & TWENTY-NINE
                                   PROSPECTUS
                                    FOR THE
                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                   OFFERED BY
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              (A MISSOURI COMPANY)
                               700 MARKET STREET
                           ST. LOUIS, MISSOURI 63101
                                 1-800-237-6580

--------------------------------------------------------------------------------

This Prospectus describes individual variable annuity contracts offered by General American Life Insurance Company ("General American"). These contracts, collectively referred to as the "Contract" or the "Contracts" in this Prospectus, are designed to aid individuals in long-term financial planning and provide for the accumulation of capital on a tax-favored basis for retirement or other long-term purposes. The Contracts may be purchased with a single minimum Initial Purchase Payment of $2,000.

Prior to the Annuity Date, the Contract Owner may direct that Purchase Payments accumulate on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. The Contract Owner has significant flexibility in determining the frequency and amount of each Purchase Payment. The Contract Owner may elect to receive Annuity Payments on a variable basis, fixed basis, or a combination of both. The Contract Owner also has significant flexibility in determining the Annuity Date on which Annuity Payments are scheduled to commence. Full surrenders or partial withdrawals may be made at any time prior to the Annuity Date, although in many circumstances they may be subject to a surrender charge and a Federal penalty tax. Any amount surrendered or withdrawn will be paid in a lump sum, or upon annuitization, the Contract will be paid out under one of the available Annuity Options. The Contracts provide the flexibility necessary to permit a Contract Owner to devise an annuity that best fits his or her needs.

Purchase Payments may be allocated all or in part to General American Separate Accounts Twenty-Eight and Twenty-Nine. Assets of the Separate Accounts are invested in Divisions which invest in Funds of GT Global Variable Investment Funds. A list of the Funds can be found in the accompanying Prospectus for the GT Global Variable Investment Funds. In most states, the Contract Owner may also allocate all or part of the Purchase Payments to the Fixed Account of General American which provides a guaranteed rate of return for a specified period.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contracts and the Divisions is available free if you write General American at the address above or by calling (800) 237-6580. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and as amended or supplemented from time to time, is incorporated herein by reference. The table of contents of the Statement of Additional Information can be found at the end of this Prospectus.

--------------------------------------------------------------------------------

      This Prospectus Must Be Accompanied By A Current Prospectus For the
                      GT Global Variable Investment Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
   OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                                           IS A CRIMINAL OFFENSE.

   Please Read This Prospectus Carefully And Retain It For Future Reference.

      The Date of This Prospectus is May 1, 1998, As Revised June 1, 1998.

  The Contract is available in all states except New York. Certain investment options
                      may not be available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
 SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER
   PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
     REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
      CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER
             INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               Prospectus Page 1

                               TABLE OF CONTENTS

------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
DEFINITIONS...............................................................................          4
SUMMARY OF CONTRACT FEES AND EXPENSES.....................................................          6
HISTORICAL CHARTS OF UNITS AND UNIT VALUES................................................          8
QUESTIONS AND ANSWERS ABOUT THE CONTRACT..................................................         10
GENERAL AMERICAN LIFE INSURANCE COMPANY AND THE SEPARATE ACCOUNTS.........................         12
  General American........................................................................         12
  The Separate Accounts...................................................................         12
GT GLOBAL VARIABLE INVESTMENT FUNDS.......................................................         13
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS......................................         13
THE CONTRACTS.............................................................................         14
  Right to Examine........................................................................         14
  Contract Application and Purchase Payments..............................................         14
    Place, Amount and Frequency...........................................................         14
    Account Continuation..................................................................         15
    Allocation of Net Purchase Payments...................................................         15
VARIABLE ACCOUNT..........................................................................         16
  Accumulation Units......................................................................         16
  Value of Accumulation Units.............................................................         16
  Net Investment Factor...................................................................         16
GUARANTEED INTEREST OPTIONS...............................................................         16
  Guarantee Periods.......................................................................         17
  Guaranteed Interest Rates...............................................................         17
TRANSFER PRIVILEGE........................................................................         18
DOLLAR COST AVERAGING.....................................................................         18
PERSONAL PORTFOLIO REBALANCING............................................................         19
INTEREST SWEEP............................................................................         19
CONTRACT OWNER INQUIRIES..................................................................         19
CHARGES AND DEDUCTIONS....................................................................         20
  Administrative Charges..................................................................         20
    Annual Contract Fee...................................................................         20
    Transfer Fee..........................................................................         20
    Special Handling Fees.................................................................         20
  Surrender Charge........................................................................         21
  Mortality and Expense Risk Charge.......................................................         22
  Premium Tax.............................................................................         22
  Other Taxes.............................................................................         23
  Fees and Expenses of the Funds..........................................................         23
YIELDS AND TOTAL RETURNS..................................................................         23
DISTRIBUTIONS UNDER THE CONTRACT..........................................................         24
  Cash Withdrawals........................................................................         24
  Systematic Withdrawal Plan..............................................................         25
  Interest Change Adjustment..............................................................         25
  Annuity Provisions......................................................................         26
  Annuity Date............................................................................         26

                               Prospectus Page 2

                                                                                              Page
                                                                                            ---------
  Annuity Options.........................................................................         26
    Election of Annuity Options...........................................................         26
    The Options Available.................................................................         26
    Calculation of Payments...............................................................         27
    Value of Variable Annuity Payments....................................................         27
  Deferment of Payment....................................................................         27
  The Beneficiary.........................................................................         28
  Death Benefits..........................................................................         28
    Death of a Contract Owner who is the Annuitant........................................         28
    Death of a Contract Owner who is not the Annuitant....................................         28
    Death of the Annuitant who is not a Contract Owner....................................         28
    Other Provisions......................................................................         28
  Amount of Death Benefit.................................................................         28
  Death Benefit Reset Amount..............................................................         29
  Assignments and Changes of Ownership....................................................         29
FEDERAL TAX MATTERS.......................................................................         30
  Introduction............................................................................         30
  Taxation of General American............................................................         30
  Tax Status of the Contracts.............................................................         30
    Diversification.......................................................................         30
    Investor Control......................................................................         30
    Required Distributions................................................................         31
  Taxation of Annuities...................................................................         31
    In General............................................................................         31
    Withdrawals and Surrenders............................................................         31
    Annuity Payments......................................................................         32
    Penalty Tax...........................................................................         32
    Taxation of Death Benefit Proceeds....................................................         32
    Transfers, Assignments or Exchanges of the Contract...................................         32
    Multiple Contracts....................................................................         33
    Withholding...........................................................................         33
    Possible Changes in Taxation..........................................................         33
    Other Tax Consequences................................................................         33
    Qualified Contracts...................................................................         33
  Individual Retirement Annuities and Accounts............................................         33
  Code Section 403(b) Plans...............................................................         34
  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans............................         34
  Deferred Compensation Plans.............................................................         34
  Restrictions under Qualified Contracts..................................................         34
VOTING RIGHTS.............................................................................         35
PRINCIPAL UNDERWRITER.....................................................................         36
FINANCIAL STATEMENTS......................................................................         36
STATEMENT OF ADDITIONAL INFORMATION.......................................................         37
APPENDIX A -- Surrender Charge Calculations...............................................         38
APPENDIX B -- Interest Change Adjustment Calculations.....................................         39

                               Prospectus Page 3

                                  DEFINITIONS

--------------------------------------------------------------------------------

ACCUMULATED VALUE -- The value under the Contract prior to the Annuity Date of all Net Purchase Payments, plus all interest credits or all gains and losses, less any past charges deducted or amounts previously withdrawn.

ACCUMULATION UNIT -- An accounting unit of measure used to determine the value of a Division prior to the Annuity Date.

ANNUITANT -- The individual upon whose life Annuity Payments are based and who may receive payments from the Contract under an Annuity Option.

ANNUITY DATE -- The date on which Annuity Payments begin.

ANNUITY OPTION -- One of several ways in which Annuity Payments may be made.

ANNUITY PAYMENT -- One of a series of payments made under an Annuity Option.

ANNUITY SERVICE OFFICE -- The service office of the Company is General American, GT Global Department, P.O. Box 66821, St. Louis, Missouri 63166-6821.

ANNUITY UNIT -- An accounting unit of measure used to calculate variable Annuity Payments.

BENEFICIARY -- The person or legal entity that may receive any benefits due under the Contract in the event of the Annuitant's or Contract Owner's death.

BUSINESS DAY -- A day on which both General American and the New York Stock Exchange ("NYSE") are open for business. The following days are not business days for General American: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving, and Christmas Day.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT -- The document for each Contract Owner which evidences the coverage of the Contract Owner. The Contract, any of its riders, endorsements, amendments, and the Contract Application, (if any) a copy of which is attached to and made a part hereof, are the entire Contract.

CONTRACT APPLICATION -- The document signed by the Contract Owner that evidences the Contract Owner's application for the Contract.

CONTRACT OWNER ("YOU", "YOUR") -- The person, persons or entity entitled to exercise all rights and privileges or ownership as stated in the Contract and in whose name the Contract is issued.

CONTRACT OWNER'S ACCOUNT -- An account established for each Contract Owner.

CONTRACT YEAR -- A continuous twelve month period commencing on the Date of Issue and each anniversary, thereof.

DATE OF ISSUE -- The date the Initial Purchase Payment is invested in the Contract.

DIVISION -- A Division of Separate Account Twenty-Eight or Twenty-Nine. Each Division invests solely in its corresponding GT Global Variable Investment Fund and takes the name of the Fund in which it invests.

EXPIRATION DATE -- The expiration date of the Guarantee Period of the Fixed Account. This date will be the day before the date that a Net Purchase Payment or transfer occurred, plus the number of calendar years in the Guarantee Period.

FIXED ACCOUNT -- An account that consists of all of our assets other than those in the Separate Accounts or any other of our segregated investment accounts. The Fixed Account may not be available in all jurisdictions.

FUND (OR FUNDS) -- The separate investment portfolios of GT Global Variable Investment Funds.

GENERAL AMERICAN ("COMPANY", "WE", "US", "OUR") -- General American Life Insurance Company, a Missouri company.

GT GLOBAL VARIABLE INVESTMENT FUNDS -- Refers to a portfolio of either GT Global Variable Investment Series or GT Global Variable Investment Trust or the two together.

GUARANTEED INTEREST OPTIONS -- One of several investment options in which General American guarantees the repayment of the principal amount and payment of a fixed rate of interest, less charges, for a specified Guarantee Period. Amounts

                               Prospectus Page 4
allocated by Contract Owners to a Guaranteed Interest Option will be invested in General American's Fixed Account.

GUARANTEE PERIOD -- A period of time during which a specified rate of return is promised by the Company under a Guaranteed Interest Option.

INITIAL PURCHASE PAYMENT -- The first payment which the Contract Owner makes.

NET PURCHASE PAYMENT -- A Purchase Payment, less any applicable deduction for premium or other tax.

NONQUALIFIED CONTRACTS -- Contracts that do not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code. Earnings on these Contracts currently receive special Federal income tax treatment.

PAYEE -- The Contract Owner, Annuitant, Beneficiary, or any other person, estate or legal entity to whom benefits are to be paid.

PURCHASE PAYMENT -- Any payment or sum received by the Company from the Contract Owner.

QUALIFIED CONTRACTS -- Contracts purchased in connection with a retirement plan that receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

RIGHT TO EXAMINE PERIOD -- The period during which the Contract can be cancelled and treated as void from the Date of Issue.

SEPARATE ACCOUNT -- A segregated investment account created by General American. The Separate Accounts for this Contract are numbers Twenty-Eight and Twenty-Nine. Each is registered with the Securities and Exchange Commission as a unit investment trust and meets the definition of a "separate account" under the Federal securities laws.

VALUATION PERIOD -- A period commencing at the close of business each Business Day and ending at the close of business of the following Business Day.

WRITTEN NOTICE (OR WRITTEN REQUEST) -- A notice or request in writing signed by the Contract Owner and received by our Annuity Service Office. Such a request must be in a format and have content acceptable to General American.

                               Prospectus Page 5

                          SUMMARY OF CONTRACT FEES AND
                                    EXPENSES

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD imposed on Purchase:........       None

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE): Ten percent (10%) of the Accumulated Value may be withdrawn without surrender charge each Contract Year. Twenty percent (20%) of the Accumulated Value may be withdrawn without surrender charge if no withdrawals were made in the prior Contract Year. The annual free withdrawal amount will equal the appropriate percentage of the Accumulated Value on the date that the first partial withdrawal is made in the Contract Year. The free withdrawal amount does not apply upon full surrender. After a Net Purchase Payment has been held by the Company for six complete years it may be withdrawn free of any surrender charge. For Net Purchase Payments held by the Company for less than six complete years, surrender charges are as follows (expressed as a percentage of Net Purchase Payments withdrawn):

  YEARS SINCE RECEIPT OF       SURRENDER CHARGE
   NET PURCHASE PAYMENT           PERCENTAGE
---------------------------  ---------------------
                 0                        6%
                 1                        5%
                 2                        4%
                 3                        3%
                 4                        2%
                 5                        1%
                 6                        0%

TRANSFER FEE: The lesser of $25.00 or 2% of the amount transferred. The fee applies to each transfer in excess of twelve during the Contract Year, excluding transfers made under the dollar cost averaging, personal portfolio rebalancing or interest sweep programs.

ANNUAL CONTRACT FEE: The lesser of $30.00 or 2% of Accumulated Value if the Accumulated Value is less than $20,000. If the Accumulated Value is $20,000 or greater, or if all assets are invested in the Fixed Account, the contract fee is waived.

SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risk charge           1.25%
Administrative expense charge                .15%
Other fees and expenses                      .00%
                                        ---------
Total Separate Account annual expenses      1.40%
                                        ---------
                                        ---------

COMBINED ANNUAL EXPENSES OF FUNDS
UNDERLYING EACH DIVISION:
(expressed as a percentage of net assets)

                               INVESTMENT
                               MANAGEMENT      OTHER EXPENSES   TOTAL EXPENSES
                              AND ADMINIS-       AFTER REIM-      AFTER REIM-
GT GLOBAL                     TRATION FEES       BURSEMENT*       BURSEMENT*
--------------------------  -----------------  ---------------  ---------------
Variable New Pacific Fund            1.00%             0.25%            1.25%
Variable Europe Fund                 1.00%             0.25%            1.25%
Variable Latin America
 Fund                                1.00%             0.25%            1.25%
Variable America Fund**              0.75%             0.23%            0.98%
Variable International
 Fund                                1.00%             0.25%            1.25%
Variable Infrastructure
 Fund                                1.00%             0.25%            1.25%
Variable Natural Resources
 Fund                                1.00%             0.25%            1.25%
Variable Emerging Markets
 Fund                                1.00%             0.25%            1.25%
Variable
 Telecommunications Fund**           1.00%             0.17%            1.17%
Variable Growth & Income
 Fund                                1.00%             0.25%            1.25%
Variable Strategic Income
 Fund                                0.75%             0.25%            1.00%
Variable Global Government
 Income Fund                         0.75%             0.25%            1.00%
Variable U.S. Government
 Income Fund                         0.75%             0.25%            1.00%
Money Market Fund                    0.50%             0.25%            0.75%

------------------
* Figures in the "Other Expenses After Reimbursement" and "Total Expenses After Reimbursement" columns are restated from the amounts you would have incurred in 1997 to reflect the fees and reimbursement or waiver arrangements for 1998. If there had been no reimbursement of expenses and no expense reductions during 1997, the actual expenses of each Fund, expressed as a percentage of net assets, with Investment Management and Administration Fees stated first, then Other Expenses, followed by Total Expenses, would have been as follows: Variable New Pacific Fund, 1.00%, 0.43%, 1.43%; Variable Europe Fund, 1.00%, 0.41%, 1.41%; Variable Latin America Fund, 1.00%, 0.40%, 1.40%; Variable International Fund, 1.00%, 1.31%, 2.31%;
    Variable Infrastructure Fund, 1.00%, 0.49%, 1.49%; Variable Natural Resources Fund, 1.00%, 0.42%, 1.42%; Variable Emerging Markets Fund, 1.00%, 0.49%, 1.49%; Variable Growth & Income Fund, 1.00%, 0.27%, 1.27%; Variable Global Government Income Fund, 0.75%, 0.79%, 1.54%; Variable Strategic Income Fund, 0.75%, 0.32%, 1.07%; Variable U.S. Government Income Fund, 0.75%, 0.87%, 1.62%; Money Market Fund, 0.50%, 0.29%, 0.79%.

** No reimbursements were paid to the Variable America Fund and the Variable Telecommunications Fund as the total operating expenses were below the voluntary limit.

                               Prospectus Page 6

EXAMPLES
If you surrender your contract at the end of the applicable time period, you would pay the following aggregate expenses per Division on a $1,000 investment, assuming 5% annual return and reimbursement of expenses, as described below:

GT GLOBAL                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------     -----        -----        -----        -----
Variable New Pacific Division       $      88    $     124    $     164    $     305
Variable Europe Division                   88          124          164          305
Variable Latin America Division            88          124          164          305
Variable America Division                  85          116          151          279
Variable International Division            88          124          164          305
Variable Infrastructure Division           88          124          164          305
Variable Natural Resources
 Division                                  88          124          164          305
Variable Emerging Markets
 Division                                  88          124          164          305
Variable Telecommunications
 Division                                  87          122          160          297
Variable Growth & Income Division          88          124          164          305
Variable Strategic Income
 Division                                  85          117          152          281
Variable Global Government Income
 Division                                  85          117          152          281
Variable U.S. Government Income
 Division                                  85          117          152          281
Money Market Division                      83          109          139          255

If you do not surrender your contract at the end of the applicable time period, you would pay the following aggregate expenses per Division on the same investment:

GT GLOBAL                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------     -----        -----        -----        -----
Variable New Pacific Division       $      28    $      84    $     144    $     305
Variable Europe Division                   28           84          144          305
Variable Latin America Division            28           84          144          305
Variable America Division                  25           76          131          279
Variable International Division            28           84          144          305
Variable Infrastructure Division           28           84          144          305
Variable Natural Resources
 Division                                  28           84          144          305
Variable Emerging Markets
 Division                                  28           84          144          305
Variable Telecommunications
 Division                                  27           82          140          297
Variable Growth & Income Division          28           84          144          305
Variable Strategic Income
 Division                                  25           77          132          281
Variable Global Government Income
 Division                                  25           77          132          281
Variable U.S. Government Income
 Division                                  25           77          132          281
Money Market Division                      23           69          119          255

If you annuitize at the end of the applicable time period, you would pay the following aggregate expenses per Division.

GT GLOBAL                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------     -----        -----        -----        -----
Variable New Pacific Division       $      88    $     124    $     144    $     305
Variable Europe Division                   88          124          144          305
Variable Latin America Division            88          124          144          305
Variable America Division                  85          116          131          279
Variable International Division            88          124          144          305
Variable Infrastructure Division           88          124          144          305
Variable Natural Resources
 Division                                  88          124          144          305
Variable Emerging Markets
 Division                                  88          124          144          305
Variable Telecommunications
 Division                                  87          122          140          297
Variable Growth & Income Division          88          124          144          305
Variable Strategic Income
 Division                                  85          117          132          281
Variable Global Government Income
 Division                                  85          117          132          281
Variable U.S. Government Income
 Division                                  85          117          132          281
Money Market Division                      83          109          119          255

For the purposes of calculating the values in the above examples, the Company has translated the administration fees into an annual asset charge of 0.070%, based on the total annual administrative charges collected in 1997 divided by the average total assets held under the Contracts offered by this Prospectus.

The purpose of the table above is to help you understand the costs and expenses that a variable annuity Contract Owner will bear directly or indirectly. Note that the expense amounts in the examples are aggregate amounts for the Divisions and the Funds for the number of years indicated. For a more complete description of the GT Global Variable Investment Funds' fees and expenses, see the Funds' Prospectus. For all GT Global Variable Investment Funds, the expenses shown under "Other Expenses After Reimbursement" and "Total Expenses After Reimbursement" reflect reimbursement by A I M Advisors, Inc. ("A I M") of certain expenses incurred by each Fund. From time to time, A I M in its sole discretion may waive receipt of its fees and voluntarily assume certain Fund expenses. A I M currently has undertaken to assume the expenses (other than taxes, brokerage fees, interest, and extraordinary expenses) incurred by each Fund, to the extent such expenses exceed the Investment Management and Administration fees, as set forth above, by more than 0.25%. The examples above are not a representation of past or future expenses, and the Funds' actual expenses may be higher or lower than those shown. Neither the table nor the examples reflect any premium tax that may be applicable to a contract; such taxes currently range from 0% to 3.5%. For a complete description of Contract costs and expenses, see the section titled "Charges and Deductions," in this Prospectus.

                               Prospectus Page 7

                         HISTORICAL CHARTS OF UNITS AND
                                  UNIT VALUES

--------------------------------------------------------------------------------

The initial value of an accumulation unit in Separate Account Twenty-Eight and Separate Account Twenty-Nine was set as $12.00. The charts below show accumulation unit values and the numbers of units outstanding from inception of each Division through December 31, 1997. There can be no assurance that the future investment performance of these Separate Account Divisions will be comparable to past performance.

CHART 1 -- SEPARATE ACCOUNT TWENTY-EIGHT

                               ACCUMULATION                       TOTAL UNITS
                                UNIT VALUE:     ACCUMULATION     OUTSTANDING,
                               BEGINNING OF      UNIT VALUE:     END OF PERIOD
                     YEAR         PERIOD        END OF PERIOD   (IN THOUSANDS)
                   ---------  ---------------  ---------------  ---------------
Money Market
 Division               1997         13.30            13.75            1,943
                        1996         12.87            13.30            1,490
                        1995         12.40            12.87            1,158
                        1994         12.15            12.40            1,572
                        1993         12.00*           12.15              303
Variable
 Strategic Income
 Division               1997         17.46            18.45            1,505
                        1996         14.56            17.46            1,807
                        1995         12.36            14.56            1,737
                        1994         15.11            12.36            1,886
                        1993         12.00*           15.11            1,187
Variable Global
 Government
 Income Division        1997         13.95            14.36              571
                        1996         13.33            13.95              743
                        1995         11.66            13.33              893
                        1994         12.95            11.66              825
                        1993         12.00*           12.95              464
Variable U.S.
 Government
 Income Division        1997         13.29            14.19              515
                        1996         13.18            13.29              410
                        1995         11.65            13.18              452
                        1994         12.61            11.65              205
                        1993         12.00*           12.61               69

------------------
*   At inception on February 10, 1993.

                    CHART 2 -- SEPARATE ACCOUNT TWENTY-NINE

                               ACCUMULATION                       TOTAL UNITS
                                UNIT VALUE:     ACCUMULATION     OUTSTANDING,
                               BEGINNING OF      UNIT VALUE:     END OF PERIOD
                     YEAR         PERIOD        END OF PERIOD   (IN THOUSANDS)
                   ---------  ---------------  ---------------  ---------------
Variable New
 Pacific Division       1997         17.41            10.11            1,518
                        1996         13.48            17.41            1,776
                        1995         13.70            13.48            1,687
                        1994         15.87            13.70            1,410
                        1993         12.00*           15.87              492
Variable Europe
 Division               1997         20.62            23.41            1,166
                        1996         16.05            20.62            1,182
                        1995         14.84            16.05              970
                        1994         15.14            14.84            1,007
                        1993         12.00*           15.14              349
Variable America
 Division               1997         23.02            26.08            1,679
                        1996         19.69            23.02            1,802
                        1995         15.93            19.69            1,906
                        1994         13.59            15.93              953
                        1993         12.00*           13.59              117
Variable Growth &
 Income Division        1997         17.47            20.02            2,506
                        1996         15.23            17.47            2,080
                        1995         13.37            15.23            2,002
                        1994         13.96            13.37            1,908
                        1993         12.00*           13.96              827
Variable Latin
 America Division       1997         16.98            19.18            1,429
                        1996         14.06            16.98            1,292
                        1995         18.79            14.06            1,380
                        1994         17.46            18.79            1,412
                        1993         12.00*           17.46              463
Variable Tele-
 communications
 Division               1997         19.76            22.33            3,030
                        1996         16.79            19.76            3,177
                        1995         13.77            16.79            3,019
                        1994         13.03            13.77            2,612
                        1993         12.00*           13.03              605
Variable
 International
 Division               1997         11.70            12.34              454
                        1996         10.94            11.70              384
                        1995         11.22            10.94              314
                        1994         12.00            11.22              172

                               Prospectus Page 8

                               ACCUMULATION                       TOTAL UNITS
                                UNIT VALUE:     ACCUMULATION     OUTSTANDING,
                               BEGINNING OF      UNIT VALUE:     END OF PERIOD
                     YEAR         PERIOD        END OF PERIOD   (IN THOUSANDS)
                   ---------  ---------------  ---------------  ---------------
Variable Emerging
 Markets Division       1997         14.06            11.96            1,361
                        1996         10.88            14.06            1,234
                        1995         11.93            10.88              809
                        1994         12.00            11.93              574
Variable Natural
 Resources
 Division               1997         21.57            21.54              763
                        1996         14.47            21.57              746
                        1995         12.00            14.47               86
Variable
 Infrastructure
 Division               1997         16.13            16.71              518
                        1996         13.10            16.13              366
                        1995         12.00            13.10              113

------------------
* At inception on February 10, 1993, except for the Variable Telecommunications Division, which commenced operations on October 18, 1993; the Variable International Division which commenced operations on July 12, 1994; the Variable Emerging Markets Division, which commenced operations on July 6, 1994; and the Variable Natural Resources Division and the Variable Infrastructure Division, which both commenced operations on January 31, 1995.

                               Prospectus Page 9

                          QUESTIONS AND ANSWERS ABOUT
                                  THE CONTRACT

--------------------------------------------------------------------------------

The following section contains brief questions and answers about the Contract. Reference should be made to the body of this Prospectus for more detailed information. With respect to the Contract, it should be noted that the requirements of a Qualified Contract, an endorsement to the Contract, or limitations or penalties imposed by the Code may impose limits or restrictions on payments, surrenders, distributions, or benefits, or on other provisions of the Contracts, and these short questions do not describe any such limitations or restrictions. (See "Federal Tax Matters")

1. WHAT IS THE PURPOSE OF THE CONTRACT?
The Contract allows you to accumulate funds on a tax-favored basis and to receive Annuity Payments when desired, based on the investment experience of the assets underlying the Contracts. The Contracts are designed for use in connection with nonqualified and certain qualified retirement plans.

A Contract may be purchased with proceeds from sources that do not qualify for special tax treatment. The source of the proceeds affects the way Annuity Payments are taxed, but not the operation of the Contracts. (See "Federal Tax Matters")

You can allocate Purchase Payments to the Separate Accounts and the Fixed Account. The Division of the Separate Accounts will invest in the Funds of GT Global Variable Investment Funds in accordance with your instructions. Because Annuity Payments and Accumulated Values depend on the investment experience of the selected Divisions, you bear the entire investment risk under these Contracts for amounts allocated to the Divisions of the Separate Accounts. Purchase Payments may also be allocated, in whole or in part, to the Guaranteed Interest Options of the Fixed Account.

2. WHAT IS AN ANNUITY AND WHY MAY BENEFITS VARY?
An annuity provides for a series of Annuity Payments beginning on the Annuity Date. You may select from a number of Annuity Options, including Annuity Payments for the life of the Annuitant (or the Annuitant and another person, the "Joint Annuitant") with or without a guaranteed number of Annuity Payments, or for a designated period. Annuity Payments which are guaranteed throughout the payment period are referred to in this Prospectus as "Guaranteed Annuity Payments." Annuity Payments which vary in accordance with the investment experience of the Divisions selected by you are referred to in this Prospectus as "variable Annuity Payments."

3. WHAT TYPES OF INVESTMENTS UNDERLIE THE SEPARATE ACCOUNTS?
Currently, the Separate Accounts invest in shares of GT Global Variable Investment Series and GT Global Variable Investment Trust (together, "GT Global Variable Investment Funds"). Both are management investment companies offering access to investments managed by the Manager. A list of the Funds currently offered is given in the prospectus for the GT Global Variable Investment Funds, which must accompany this Prospectus.

4. HOW DO I PURCHASE A CONTRACT?
You may purchase a Contract with a single minimum Initial Purchase Payment of $2,000. Subsequent Purchase Payments generally may be made at any time prior to the Annuity Date as long as the Annuitant is living. (See "Contract Application and Purchase Payments")

5. HOW DO I ALLOCATE NET PURCHASE PAYMENTS?
Net Purchase Payments may be allocated among one or more of the Divisions, and/or Guaranteed Interest Options in accordance with the allocation percentages selected by you in your Contract Application. The initial allocations must be in whole percents totaling 100% and involve amounts of at least $500 per Division or Guaranteed Interest Option. Allocations for additional Net Purchase Payments may be changed by sending Written Notice to us. (See "Allocation of Net Purchase Payments")

Net Purchase Payments or portions of Net Purchase Payments allocated to the Guaranteed Interest Options will accrue interest at a rate of at least 3% compounded annually and may also be subject to an interest change adjustment. (See "Guaranteed Interest Options")

                               Prospectus Page 10

6. CAN I TRANSFER AMOUNTS AMONG THE DIVISIONS?
Transfers among the Divisions or to and from the Guaranteed Interest Options can be made subject to certain limitations. (See "Transfer Privilege")

7. CAN I GET TO MY MONEY IF I NEED IT?
All or part of the Accumulated Value of the Contract may be withdrawn before the earlier of the Annuitant's death or the Annuity Date. However, amounts withdrawn may be subject to a surrender charge depending on how long the withdrawn Net Purchase Payments have been invested in the Contract. In addition, withdrawals of Accumulated Value from the Fixed Account will, except within 30 days of the expiration of the Guarantee Period, be subject to an interest change adjustment and certain surrenders may be subject to a Federal penalty tax. (See "Distributions under the Contract", "Interest Change Adjustment", and "Federal Tax Matters")

8. WHAT ARE THE CHARGES AND DEDUCTIONS UNDER THE CONTRACTS?
We deduct a daily charge equal to a percentage of the value of the net assets in the Divisions for the mortality and expense risks assumed by us and for the cost of administering these Contracts. The annual rate of this charge is 1.40% (1.25% for mortality and expense risk and .15% for administrative expenses). In addition, Contracts with Accumulated Values of less than $20,000 on the Contract Anniversary may be assessed an annual contract fee equal to the lesser of $30 or 2% of Accumulated Value in Contract Years ending prior to December 31, 1999. Thereafter, the contract fee may be adjusted annually, subject to limitations. (See "Administrative Charges")

In order to permit investment of the entire Net Purchase Payment, we currently do not deduct a sales load at the time of investment. However, a surrender charge is imposed on certain full or partial withdrawals from the Contracts to cover expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses. The surrender charge, calculated as a percentage of each Net Purchase Payment, will apply to Net Purchase Payments for six years from the date each such Net Purchase Payment is received. The surrender charge ranges from 6% during the first Contract Year after a Net Purchase Payment is received, to 1% during the sixth year after such a Net Purchase Payment is received. (See "Surrender Charge") Also, premium tax may be deducted, if applicable. Certain states impose a premium tax, currently ranging up to 3.5% (See "Premium Tax")

9. WHAT ANNUITY OPTIONS ARE AVAILABLE UNDER THE CONTRACTS?
You may receive Annuity Payments on a variable basis or a fixed basis or both. You also have flexibility in choosing the Annuity Date, subject to current laws.

Four Annuity Options are included in the Contract: (1) Life Annuity; (2) Life Annuity, with 60, 120, 180, or 240 Monthly Payments Guaranteed; (3) Joint and Survivor Income for Life; and (4) Income for a Fixed Period which may range from five to thirty years. (See "Annuity Options")

10. CAN THE CONTRACT BE CANCELLED AFTER IT IS DELIVERED?
The Contract contains a provision for a Right to Examine Period which permits you to cancel the Contract by returning it to us at our Annuity Service Office, or to the registered representative through whom it was purchased, within ten days of receipt of the Contract. (This period is normally ten days, but some states require a different time for the Right to Examine.) You will then receive from us the refund made on the Contract. The amount of the refund will depend upon the state in which the Contract is issued. Usually it will be an amount equal to the Accumulated Value in any Separate Account Division and any Purchase Payments allocated to the Fixed Account, without any deduction for premium tax, surrender charge, or administrative charges. Some states require that we return the Purchase Payments made on the Contract.

11. WHOM DO I CALL IF I HAVE QUESTIONS ABOUT MY CONTRACT?
Any questions about privileges or your Contract will be answered by our Annuity Service Office, General American, GT Global Department, P.O. Box 66821, St. Louis, Missouri, 63166-6821, (800) 237-6580. All inquiries should include the Contract number and the Contract Owner's name.

12. WHAT CAN I EXPECT TO RECEIVE FROM GENERAL AMERICAN?
Confirmations will be mailed to you for any financial transactions that take place, and quarterly statements will be sent showing the Accumulated Value in each Division, the Accumulated Value in the Guaranteed Interest Options, and any Purchase Payments, charges, transfers, partial withdrawals, or surrenders during the time period covered. In addition, we will send you financial reports of the Separate Accounts and for the GT Global Variable Investment Funds.

                               Prospectus Page 11

                        GENERAL AMERICAN LIFE INSURANCE
                       COMPANY AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

GENERAL AMERICAN
General American Life Insurance Company ("General American") is a stock life insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis, Missouri 63101. The telephone number is (314) 231-1700. It is licensed to do business in 49 states of the United States, the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

General American conducts a conventional life insurance business. Assets derived from such business should be considered by purchasers of variable annuity contracts only as bearing upon the ability of General American to meet its obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Accounts.

THE SEPARATE ACCOUNTS
The Separate Accounts were established on May 28, 1992, pursuant to authorization by the Board of Directors of General American. Although they are an integral part of General American and not separate corporations, the Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve supervision of the management, investment practices, policies of the Separate Accounts, or of General American by the SEC.

Purchase Payments may be received by the Separate Accounts from individual variable annuity contracts that are Qualified Contracts entitled to favorable tax treatments under the Code and also from individual variable annuity contracts not entitled to any special tax benefits. Any such Purchase Payments are pooled together and invested separately from the General Account of General American (the general assets of the insurance company other than separate account assets). The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Accounts.

Under Missouri law, the net assets of the Separate Accounts are held for the exclusive benefit of the owners of the Contracts and for the persons entitled to Annuity Payments which reflect the investment results of the Separate Accounts. That portion of the assets of each Separate Account equal to the reserves and other liabilities under the Contracts participating in it is not chargeable with liabilities arising out of any other business that General American may conduct. The income, gains, and losses, whether or not realized, from the assets of each Division of a Separate Account are credited to or charged against that Division without regard to any other income, gains, or losses.

Separate Account Twenty-Eight currently has four Divisions, each of which invests solely in a corresponding GT Global Variable Investment Fund. These are:

GT Global Variable Strategic Income Division
GT Global Variable Global Government Income
 Division
GT Global Variable U.S. Government Income
 Division
GT Global Money Market Division

Separate Account Twenty-Nine currently has ten Divisions, each of which invests solely in a corresponding GT Global Variable Investment Fund. These are:

GT Global Variable New Pacific Division
GT Global Variable Europe Division
GT Global Variable Latin America Division
GT Global Variable America Division
GT Global Variable International Division
GT Global Variable Infrastructure Division
GT Global Variable Natural Resources
 Division
GT Global Variable Emerging Markets Division
GT Global Variable Telecommunications
 Division
GT Global Variable Growth & Income Division

                               Prospectus Page 12

                                   GT GLOBAL
                           VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Each of the GT Global Variable Investment Funds (each, a "Fund", collectively, the "Funds") described above is a separate investment portfolio of either GT Global Variable Investment Series ("Series") or GT Global Variable Investment Trust ("Trust"). Each Fund has its own investment objectives, policies, and limitations and invests directly in a portfolio of securities or other investments. The Series and Trust are each organized as a Delaware business trust and each is registered under the 1940 Act as an open-end management investment company of the series type. Variable New Pacific Fund, Variable Europe Fund, Variable America Fund, Variable International Fund and Money Market Fund are part of the Series. Variable Latin America Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable Growth & Income Fund, Variable Global Government Income Fund, Variable Strategic Income Fund, and Variable U.S. Government Income Fund are part of the Trust.

A I M Advisors, Inc. ("A I M") is the investment manager and administrator of each Fund. INVESCO (NY) Inc. (the "Sub-Adviser") is the investment sub-adviser and sub-administrator of each Fund. Each Fund pays Investment Management and Administration Fees to A I M.

Detailed information concerning the Funds, their investment objectives and policies, and the charges levied upon them can be found in the current Prospectus for the GT Global Variable Investment Funds, which accompanies this Prospectus. General American assumes no responsibility for the Prospectus of the GT Global Variable Investment Funds. Each Prospectus should be read carefully before any decision is made concerning the allocation of Purchase Payments to a Division that corresponds to a particular Fund.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES, OR THAT ATTAINMENT CAN BE SUSTAINED.

--------------------------------------------------------------------------------

                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS

--------------------------------------------------------------------------------

General American reserves the right, subject to applicable law and to the plans of Operations for the Separate Accounts, to make additions to, deletions from, or substitutions for the shares of a Fund that are held or purchased by the Separate Accounts for the Divisions. General American reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of GT Global Variable Investment Funds or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Accounts. General American will not replace any shares attributable to a Contract Owner's interest in a Division of the Separate Accounts without at least thirty days Written Notice to the Contract Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Contract Owners.

General American also reserves the right to establish additional Divisions of the Separate Accounts, each of which would invest in a new Fund of GT Global Variable Investment Series or GT Global Variable Investment Trust, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of General American, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Owners on a basis to be determined by

                               Prospectus Page 13

General American. To the extent approved by the SEC, General American may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, General American may make such changes it considers necessary in the Contracts by appropriate endorsement. General American will notify all Contract Owners of any such changes.

If it is deemed by General American to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Owner votes are obtained, the Separate Accounts may be:
(a) operated as management companies under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with other separate accounts of General American. To the extent permitted by applicable law, General American may also transfer the assets of the Separate Account associated with the Contracts to another separate account.

--------------------------------------------------------------------------------

                                 THE CONTRACTS

--------------------------------------------------------------------------------

The Contract is available to individuals seeking annuity contracts entitled to favorable tax treatment under the Code as traditional Individual Retirement Annuity (IRA) plans and qualified plans under Sections 401 and 457. The Contract is also available to individuals not entitled to any special tax benefits under the Code. The rights and benefits of the Contracts are described below and in the Contract; however, General American reserves the right to make any modification to conform the Contract to, or to give the Contract Owner the benefit of, any Federal or state statute or any rule or regulation of the United States Treasury Department.

RIGHT TO EXAMINE
The Contract Owner may cancel the Contract during the Right to Examine Period starting after the Contract Owner receives the Contract. This period is normally ten days, but some states require a different time for the Right to Examine. Upon receipt of a Written Request for cancellation by General American's Annuity Service Office or by the registered representative through whom it was purchased, the Contract will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Contract is issued; however, it will usually be an amount equal to the Accumulated Value in any Separate Account Division and any Purchase Payments allocated to the Fixed Account, without any deduction for premium tax, surrender charge, interest change adjustment, or administrative charges. As to Accumulated Value in a Division, the daily charge for mortality and expense risks and certain operating expenses of the corresponding Funds will not be returned. In some states applicable law requires that the amount of the Purchase Payment be returned.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

(A) PLACE, AMOUNT AND FREQUENCY

Purchase Payments are to be paid to the Company at its Annuity Service Office or to a broker/dealer where such broker/dealer has made special arrangements with the Company for collection of Purchase Payments. All Purchase Payments received at the Annuity Service Office before the close of the NYSE (3:00 p.m. St. Louis
Time) on any Business Day will be considered received on that Business Day. Payment by electronic funds transfer from broker/dealers with whom an arrangement has been entered into will be considered received on the Business Day Written Notice of such payment is received by the Annuity Service Office, provided that such Written Notice is received before the close of the NYSE on that Business Day, and the funds transferred are actually received at the Annuity Service Office by 9:00 a.m. St. Louis time on the next Business Day.

The amount of Purchase Payments may vary; however, the Company will not accept an Initial Purchase Payment which is less than $2,000, and each additional Purchase Payment must be at least $100.

                               Prospectus Page 14

In lieu of the initial purchase payment of $2,000, a Contract Owner may elect to deposit his or her Initial Purchase Payment in monthly installments by means of a pre-authorized check ("PAC") process. The PAC process may also be used to deposit additional Purchase Payments to an established Contract. Under the PAC process, amounts will be deducted each month from the Contract Owner's bank account and applied as Purchase Payments under a Contract. Deductions may be made on the 5th or 20th of each month as selected by the Contract Owner. The minimum monthly PAC deduction must be at least $100. PAC deposits may be made to any Division or Guaranteed Period. A Written Request must be received by the Annuity Service Office from the Contract Owner authorizing General American to debit his or her bank account.

The Contract Owner may cancel PAC at any time by sending a Written Request to the Annuity Service Office at least five business days prior to the next scheduled withdrawal. General American is not responsible for any debits made to a bank account prior to the time the Written Request for termination is received at the Annuity Service Office.

In any Contract Year after the first, General American reserves the right not to accept Purchase Payments in excess of double the amount paid in the initial Contract Year. In the first Contract Year, Purchase Payments may be limited to the greater of double the total initial premium or $25,000. The Company will notify the Contract Owner in writing, at his or her address last known to us, at least sixty days prior to exercising these rights. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Contract Owner's Account to exceed $1,000,000. If the value of a Contract Owner's Account exceeds $1,000,000, no additional Purchase Payments will be accepted without the prior approval of the Company. In addition, the Date of Issue for the Contract can be no later than the first day of the first month following the Annuitant's 90th birthday.

A completed Contract Application and the Initial Purchase Payment are forwarded to the Company for acceptance. Upon acceptance, the Contract is issued to the Contract Owner and the Initial Purchase Payment is credited to the Contract Owner's Account. The Date of Issue will be the date the Initial Purchase Payment is invested. The Initial Purchase Payment must be invested within two Business Days of receipt by the Company of a Contract Application in good order. The Company may retain the Initial Purchase Payment for up to five Business Days while attempting to complete an incomplete Contract Application. If the Contract Application cannot be made complete within five Business Days, the prospective Contract Owner will be informed of the reasons for the delay. The Initial Purchase Payment will be returned immediately unless the prospective Contract Owner consents in writing to the Company's retaining the Initial Purchase Payment until the Contract Application is made in good order. Thereafter, the Initial Purchase Payment must be invested within two Business Days. Subsequent Net Purchase Payments are invested at the end of the Business Day during which they are received by the Company at the Annuity Service Office.

Purchase Payments may be made at any time prior to the Annuity Date, full surrender of the Contract, or death of the Annuitant or Contract Owner.

(B) ACCOUNT CONTINUATION

The Contract does not require continuing Purchase Payments and will continue in force until the earlier of the Annuity Date, surrender of the Contract, or death of the Annuitant or Contract Owner. Notwithstanding the foregoing, the Company may, after sixty days grace period following Written Notice to the Contract Owner, at its option, cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both (i) the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000, and (ii) the Accumulated Value at the end of such two year period is less than $2,000. Upon cancellation, the Company will pay the Contract Owner the Accumulated Value computed as of the Valuation Period during which the cancellation occurs less administrative charges, if applicable. Such cancellation could have adverse tax consequences. (See "Federal Tax Matters")

(C) ALLOCATION OF NET PURCHASE PAYMENTS

The Net Purchase Payment is that portion of a Purchase Payment which remains after deduction of any applicable premium or other tax. The initial Net Purchase Payment will be allocated among the Divisions of the Separate Accounts and Guarantee Periods of the Fixed Account in accordance with the allocation percentage specified in the particular Contract Application. The initial percentages specified in the Contract Application must be in whole percents totaling 100% and allocate amounts of at least $500 per Division or Guarantee Period.

                               Prospectus Page 15

The allocations for additional Net Purchase Payments among the Guarantee Periods and Divisions may be changed by the Contract Owner at any time by Written Request. Any allocation change will take effect with the first Purchase Payment received with or after receipt of a Written Request for change by the Company and will continue in effect until subsequently changed. If any portions of the Net Purchase Payments are received for allocation to a Guarantee Period or Division no longer offered by the Company, the Company will contact the Contract Owner to secure new allocations. Subsequent Net Purchase Payments should be at least $100. If the subsequent payment specifies allocation percentages different from the initial percentages specified in the Contract application, they must be in whole percents, and total 100%.

                                VARIABLE ACCOUNT

ACCUMULATION UNITS
The Company will establish an account in the Contract Owner's name for each Division to which the Contract Owner allocates Net Purchase Payments or transfer amounts. Net Purchase Payments and transfer amounts are allocated to Divisions and credited to such accounts in the form of Accumulation Units. The following discussion of Accumulation Units, the value of Accumulation Units and the net investment factor formula pertains only to the Divisions. The parallel discussion regarding accumulations in the Fixed Account appears elsewhere in this Prospectus. (See "Guaranteed Interest Options")

The number of Accumulation Units to be credited to each account is determined by dividing the Net Purchase Payment or transfer amount for the account by the value of an Accumulation Unit for that Division for the Valuation Period during which the Net Purchase Payment or transfer request is credited. The number of Accumulation Units in any account will be increased at the end of a Valuation Period by any Net Purchase Payments allocated to the corresponding Division during that Valuation Period and by any Accumulated Value transferred to that Division from another Division or from a Guarantee Period during that Valuation Period. The number of Accumulation Units in any account will be decreased at the end of a Valuation Period by any transfers of Accumulated Value out of the corresponding Division, by any partial withdrawals or surrenders from that Division, and by any administrative charges or surrender charge deducted from that Division during that Valuation Period.
VALUE OF ACCUMULATION UNITS
The value of Accumulation Units in each Division will vary from one Valuation Period to the next depending upon the investment results of that particular Division. The value of an Accumulation Unit for each Division was arbitrarily set at $12 for the first Valuation Period. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for such Division for the Valuation Period for which the value is being determined.

NET INVESTMENT FACTOR
Each Business Day we will calculate each Division's net investment factor. A Division's net investment factor measures its investment performance during a Valuation Period. The net investment factor for each Division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is: (1) the net asset value per share of a Fund share held in the Division determined at the end of the current Valuation Period, plus (2) the per share amount of any dividend or capital gain distribution made by a Fund on shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period.

Where (b) is: the net asset value per share of a Fund share held in the Division determined as of the end of the immediately preceding Valuation Period.

Where (c) is: a factor representing the charges deducted from the Division on a daily basis for mortality and expense risks and administrative expenses. Such factor is equal, on an annual basis, to 1.40% (1.25% for mortality and expense risk and 0.15% for administrative expenses).

The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same. The value of an Annuity Unit, described in the Statement of Additional Information, is also affected by the net investment factor.

                          GUARANTEED INTEREST OPTIONS

Net Purchase Payments applied to one of the Guaranteed Interest Options will be invested in the Fixed Account. Interests in the Fixed Account have not, and are not required to be, registered with the SEC under the 1933 Act, and neither the Fixed

                               Prospectus Page 16

Account nor General American has been registered as an investment company under the 1940 Act. Therefore, the Fixed Account and interests therein are not generally subject to regulation under the 1933 Act or the 1940 Act. The following disclosure relating to the Fixed Account and related Guarantee Periods is for your information and has not been reviewed by the SEC. Nevertheless, such disclosure may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. The Fixed Account may not be available in all jurisdictions. You should ask your registered representative whether it is an option for you.

GUARANTEE PERIODS
The Company will establish an account for the Contract Owner for each Guarantee Period to which such Contract Owner allocates Net Purchase Payments or transfers. The Company has established dollar cost averaging, interest sweep, and personal portfolio rebalancing Guarantee Periods for the purpose of facilitating the dollar cost averaging, interest sweep, and personal portfolio rebalancing programs. The Contract Owners may select one or more Guarantee Period(s) from among those we make available. Each Guarantee Period will have a duration of at least one year. The period(s) selected will determine the guaranteed interest rate(s). A Net Purchase Payment, or the portion thereof, or the amount transferred in accordance with the transfer privilege, allocated to a particular Guarantee Period, less any amounts or charges subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the Guarantee Period. Initial Guarantee Periods begin on the date of allocation or transfer, and end on the Expiration Date. Subsequent Guarantee Periods begin on the first day following the Expiration Date.

Any portion of a Contract Owner's Accumulated Value allocated or transferred to a particular Guarantee Period with a particular Expiration Date (including interest earned thereon) will be referred to herein as a "Guarantee Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate. We cannot predict or guarantee the level of future Guaranteed Interest Rates, except that we guarantee that future Guaranteed Interest Rates will not be below 3%, per year compounded annually. As a result of additional Net Purchase Payments, renewals, and transfers of portions of the Contract Owner's Accumulated Value described under "See Transfer Privilege" which begin new Guarantee Periods, Guarantee Period Amounts allocated to Guarantee Periods of the same duration may have different Expiration Dates. Thus, each Guarantee Period Amount will be treated separately for purposes of determining any interest change adjustment. (See "Interest Change Adjustment")

The Company will notify the Contract Owner in writing, at his or her last known address to us, at least 30 and no more than 75 days prior to the Expiration Date of each Guarantee Period Amount. The Guarantee Period Amount will renew for a new Guarantee Period of the same duration as the previous Guarantee Period, unless the Company receives, prior to the end of the expiring Guarantee Period, written election by the Contract Owner of a different Guarantee Period from among those being offered by the Company at such time, instructions to transfer all or a portion of the Guarantee Period Amount to one or more Divisions in accordance with the transfer privilege, (see "Transfer Privilege") or instructions to withdraw all or a portion of the Guarantee Period Amount. If the previous Guarantee Period is no longer being offered by the Company, such amount will be placed in the GT Global Money Market Division, unless the Contract Owner gives us other instructions. Each new Guarantee Period Amount must be at least $500.

GUARANTEED INTEREST RATES
The Company periodically will establish an applicable guaranteed interest rate for each Guarantee Period offered by the Company. Guaranteed interest rates for the dollar cost averaging, interest sweep, and personal portfolio rebalancing Guaranteed Interest Options may be different than for other Guaranteed Interest Options with the same duration. Current Guaranteed Interest Rates may be changed by the Company at any time depending on investment interest rates available to the Company and other factors as described below. Once established, however, the rate applicable to a particular Guarantee Period Amount is guaranteed for the duration of the applicable Guarantee Period. If, however, all or part of the Accumulated Value is withdrawn from the Guaranteed Interest Options, it will be subject to any applicable surrender charge and may be subject to an interest change adjustment. (See "Interest Change Adjustment")

General American has no specific formula for establishing the Guaranteed Interest Rates for the Guarantee Periods. The determination may be influenced by, but not necessarily correspond to,

                               Prospectus Page 17
interest rates generally available on the type of investments to be acquired with the Guarantee Period Amounts. General American, in determining Guaranteed Interest Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses borne by General American, and general economic trends.

GENERAL AMERICAN'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. GENERAL AMERICAN CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES, EXCEPT THAT GENERAL AMERICAN GUARANTEES THAT FUTURE GUARANTEED INTEREST RATES WILL NOT BE BELOW 3% PER YEAR COMPOUNDED ANNUALLY.

                               TRANSFER PRIVILEGE

At any time during the accumulation period the Contract Owner may transfer all or part of the Contract Owner's Accumulated Value to one or more Divisions of the Separate Accounts and the Guarantee Periods of the Fixed Account, subject to the following conditions: (1) transfers from the Fixed Account are not allowed during the first twelve months of that Guarantee Period; (2) transfers must be made by Written Request or by telephone, provided we have a telephone authorization in good order completed by the Contract Owner; (3) transfers from a Division or a Guarantee Period must be at least $500, or the entire amount remaining in the Division or Guarantee Period, if less than $500; (4) any Contract Owner's Accumulated Value remaining in a Division or Guarantee Period may not be less than $500, or the request may be treated as a request to transfer the entire amount in that Division; and (5) there is no limit to the number of transfers that the Contract Owner may request. However, for each transfer in excess of twelve during the Contract Year, the Company charges an amount equal to the lesser of $25 or 2% of the amount transferred, excluding transfers made under the dollar cost averaging ("DCA") program, the personal portfolio rebalancing ("PPR") program, or the interest sweep ("IS") program.

In addition, transfers from the Fixed Account will be subject to the Interest Change Adjustment unless the transfer is effective within thirty days prior to the Expiration Date applicable to the Guarantee Period Amount. Transfers involving a Division will be subject to the additional terms and conditions as may be imposed by each Division's corresponding Fund. The Contract Owner must instruct the Company as to what amounts should be transferred from each Division and Guarantee Period. Transfers made from a Guarantee Period will be made on a first-in-first-out basis (FIFO) when more than one Guarantee Period amount exists within a Guarantee Period. A transfer will be effective on the date the request for transfer is received by the Company. Under current law, there will not be any tax liability to the Contract Owner if a Contract Owner makes a transfer. We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

                             DOLLAR COST AVERAGING

The Company offers a dollar cost averaging ("DCA") program which enables a Contract Owner to pre-authorize a periodic exercise of the contractual transfer privilege described above. Contract Owners entering into a DCA agreement instruct the Company to transfer on the Business Day coincident with or subsequent to the 15th of each month a predetermined dollar amount of at least $100 per month. Transfers from the GT Global Money Market Division, GT Global Variable Growth & Income Division, GT Global Variable Strategic Income Division, GT Global Variable Global Government Income Division , the GT Global Variable U.S. Government Income Division, or the DCA Guarantee Periods will continue until the dollar amount requested has been transferred or the Accumulated Value in the Division or Guarantee Period is exhausted, whichever is sooner. The Interest Change Adjustment and waiting period are waived for DCA transfers from the Guarantee Periods. DCA transfer allocations for a Guarantee Period or Division which is no longer offered will remain in that Division until the allocation instructions are changed by the Contract Owner.

Contract Owners entering the DCA program must designate at least $2,000 for investment through DCA. Contract Owners interested in the DCA program may elect to participate in the program through a Written Request to the Company.

The DCA program is intended to permit Contract Owners to utilize "dollar cost averaging," a long-term investment method which provides for investments to be made in regular equal installments over time to control the risk of investing at the top of a market cycle. The Company makes no guarantees that DCA will result in a profit or protect

                               Prospectus Page 18
against loss. Because the DCA program involves continuous investments in the Divisions regardless of fluctuating unit values of such Divisions, Contract Owners should consider their financial ability to continue to purchase through periods of fluctuating unit values. Transfers made under the DCA program are not taken into account in determining any applicable transfer fee. The Company reserves the right to modify, suspend, or terminate the DCA program at any time.

                         PERSONAL PORTFOLIO REBALANCING

Contract Owners may participate in the personal portfolio rebalancing ("PPR") program. This program enables a Contract Owner to authorize the Company to transfer all or a portion of assets of the Accumulated Value on a periodic basis in order to maintain a designated allocation among the Divisions or the PPR Guarantee Periods as selected by the Contract Owner. The Contract Owner may choose what specific investment options are included in his or her personal portfolio. The personal portfolio must contain at least two investment options and may include all available investment options. The Accumulated Value allocated to each Division increases or decreases at different rates depending on the investment performance of the Division. Personal portfolio rebalancing automatically reallocates the Accumulated Value in the Divisions and Guarantee Periods to maintain the allocation selected by the Contract Owner. The personal portfolio will automatically reallocate on the day of the month determined by the Date of Issue. If the Date of Issue is on the 29th, 30th, or 31st of any month, reallocation will take place on the 28th of each subsequent rebalancing period.

The goal of the PPR program is to assist the Contract Owners by selling the accumulation units that have appreciated most, and purchasing additional units in the Divisions or Guarantee Periods that have appreciated least. Participation in PPR does not assure the Contract Owner profit from purchases under the program nor will it prevent or lessen losses in a declining market.

A Contract Owner may select rebalancing on a monthly, quarterly, semiannual , or annual basis. The minimum amount that will be transferred from any Division or Guarantee Period under this program is the greater of $50 or 0.5% of the Accumulated Value of that Division or Guarantee Period. Currently, all Divisions and the PPR Guarantee Periods are available investment options under this program. The number of available investment options may change. The Interest Change Adjustment and waiting period are waived for personal portfolio rebalancing transfers from Guarantee Periods. The designated allocation can be changed at any time upon Written Request from the Contract Owner. Transfers made under the PPR program are not taken into account in determining any applicable transfer fee. The Company reserves the right to modify, suspend, or terminate the PPR program at any time.

                                 INTEREST SWEEP

Contract Owners may participate in the interest sweep ("IS") program. This program enables a Contract Owner to authorize transfers of accrued interest from the IS Guarantee Periods to one or more Divisions. If the Contract Owner has allocated Net Purchase Payments or transfers to more than one IS Guarantee Period, the IS transfer will occur from the oldest IS Guarantee Period. A minimum of at least $25 from the IS Guarantee Periods will transfer to designated Divisions on the day of the month determined by the date the Written Request is received in the Annuity Service Office. If the Written Request is received on the 29th, 30th, or 31st of any month, the IS transfer will take place on the 1st of each subsequent IS period. Contract Owners may select the IS transfer on a monthly, quarterly, semiannual, or annual basis. The Interest Change Adjustment and waiting period are waived for IS transfers from Guarantee Periods. Transfers made under the IS program are not taken into account in determining any applicable transfer fee. The Company reserves the right to modify, suspend, or terminate the IS program at any time.

                            CONTRACT OWNER INQUIRIES

General American performs all administrative functions in connection with the Contracts, such as underwriting, record keeping, Contract Owner servicing, and reporting. Contract Owner inquiries should be addressed to General American Life Insurance Company, Annuity Service Office, P.O. Box 66821, St. Louis, Missouri 63166-6821, or made by calling (800) 237-6580. All inquiries should include the Contract number, Contract Owner's name, and Social Security Number.

                               Prospectus Page 19

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

No deductions are made from the Initial Purchase Payment unless a state premium tax or other tax is due. (See "Premium Tax") Therefore, the full amount of the Initial Purchase Payment, less any applicable tax, is invested in one or more Divisions of the Separate Accounts and/or the Fixed Account.

ADMINISTRATIVE CHARGES

A) ANNUAL CONTRACT FEE

On the last day of each Contract Year, the Company may deduct a contract fee (referred to in the Contract as "Account Fee") as partial compensation for expenses relating to the issue and maintenance of the Contract and the Contract Owner's account. For Contracts with Accumulated Values of less than $20,000, the contract fee is equal to the lesser of $30 or 2% of the Accumulated Value for Contract Years ending prior to December 31, 1999. Thereafter, the contract fee may be adjusted annually, but in no event may it be adjusted by more than the amount that reflects the change in the Consumer Price Index since December 31, 1992, and in no event will it exceed $50. The annual contract fee will be waived for Contracts with Accumulated Values of $20,000 or more.

The annual contract fee will be deducted from the GT Global Money Market Division or from the Division with the largest portion of Accumulated Value if no GT Global Money Market Division investment exists on the Contract Anniversary, or from the Fixed Account if no Separate Account investments exist on the Contract Anniversary. If a Contract Owner's Accumulated Value has been allocated solely to the Fixed Account during the entire previous Contract Year, no account fee will be assessed. To the extent that the contract fee is deducted from a Division, Accumulation Units will be cancelled to effect the deduction. Upon full surrender of the Contract or upon the death of the contract Owner or Annuitant, the entire annual contract fee, if applicable, will be assessed.

On occasion, the last day of a Contract Year will not fall on a Business Day. In this case, the last day of a Contract Year and the next Business Day fall in the same calendar month, administrative charges will be taken on the next Business Day. If the last day of a Contract Year and the next Business Day do not fall in the same calendar month, administrative charges will be taken on the Business Day immediately preceding the last day of the Contract Year.

After the Annuity Date, the annual contract fee will be deducted in equal amounts from each variable Annuity Payment made during the year. No such deduction will be made from fixed Annuity Payments.

The net investment factor incorporates a charge at the end of each Valuation Period (during both the accumulation period and after Annuity Payments begin) at an annual rate of 0.15% to reimburse the Company for those administrative expenses attributable to the Contracts, the Contract Owner's Accounts, and the Separate Accounts which exceed the revenues received from the contract fee. The Company believes the administrative expense charge and the contract fee have been set at a level that will recover no more than the actual costs associated with administering the Contract. (See "Net Investment Factor")

B) TRANSFER FEE

The Company charges an amount equal to the lesser of $25 or 2% of the amount transferred, for each transfer in excess of twelve during the Contract Year, excluding transfers made under the dollar cost averaging, personal portfolio rebalancing, or interest sweep program. This fee will be deducted from a division to which the transfer is being made.

C) SPECIAL HANDLING FEES

The Contract provides that the Company reserves the right to charge a fee to cover the Company's expenses for special handling. Items currently considered as special handling (and the current charges assessed) include: wire transfer charges ($11.50), checks returned to us for insufficient funds ($15), Interest Change Adjustment estimations in excess of four annually ($10), minimum distribution calculations ($10), annuitization calculations in excess of four annually ($10), duplicate contracts ($25), and additional copies of confirmation notices or quarterly statements (currently no charge). This fee will be deducted from the first available option in this list: (a) Money

                               Prospectus Page 20

Market Division, (b) Variable Division with the largest Accumulated Value, (c) Guaranteed Interest Option. The fee for special handling will not exceed $50 per request. The Company does not expect to make a profit from these charges.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)
No deduction for a sales load is made from Purchase Payments. A surrender charge is imposed on certain surrenders and withdrawals to cover certain expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses.

Upon full surrender of the Contract or partial withdrawal of Accumulated Value, General American will apply a surrender charge to the gross withdrawal amount, excluding any applicable interest change adjustment or administrative charges. This surrender charge, expressed as a percentage of each Net Purchase Payment, will apply to Net Purchase Payments for six complete years measured from the date the Net Purchase Payment is received. The surrender charge schedule is as follows:

COMPLETE YEARS SINCE RECEIPT OF NET     SURRENDER CHARGE
         PURCHASE PAYMENT                  PERCENTAGE
-----------------------------------  -----------------------
                     0                              6%
                     1                              5%
                     2                              4%
                     3                              3%
                     4                              2%
                     5                              1%
                     6+                             0%

General American offers to its officers and full-time employees (including employees of its subsidiary companies) individual variable annuity contracts with a surrender charge of 2% in the first year after receipt of the Net Purchase Payment, 1% in the second year after receipt of the Net Purchase Payment, and 0% thereafter.

A Contract Owner may make partial withdrawals up to the level of the free amount each Contract Year without incurring a surrender charge. The annual free amount will equal the appropriate percentage of the Accumulated Value on the date that the first partial withdrawal is made in the Contract Year. During the first Contract Year, the free amount will equal 10% of the Accumulated Value. Beginning with the later of the first Contract Anniversary or the 1997 Contract Anniversary, the free amount will equal 20% of the Accumulated Value if no free amounts were withdrawn in the prior Contract Year. If free amounts were withdrawn in the prior Contract Year, the free amount will equal 10% of the Accumulated Value.

The free amounts withdrawn will not reduce the Net Purchase Payments still subject to a surrender charge. The free amount does not apply upon full surrender.

After the free amount has been withdrawn, additional amounts will be withdrawn from Net Purchase Payments on a "first in first out" (FIFO) basis and will be subject to the surrender charge noted in the above table. Net Purchase Payments which were received more than six years prior to the date of withdrawal may be withdrawn without incurring a surrender charge. After all Net Purchase Payments have been withdrawn, further withdrawals will be made from earnings without incurring a surrender charge. If the Accumulated Value is less than the Net Purchase Payments subject to a surrender charge, the surrender charge will only be applied to the Accumulated Value.

The surrender charge is not applied in the event of annuitization with General American after three Contract Years, or on death of the Annuitant if the Date of Issue is prior to the Annuitant's 80th birthday. Currently, however, General American assesses surrender charges upon annuitization within three Contract Years only if Annuity Option 4 (Income for a Fixed Period) is chosen with Annuity Payments for a period of less than ten years.

In the event that revenues from surrender charges are not sufficient to cover certain sales-related expenses, the Company will bear the shortfall; conversely, if the revenues from surrender charges exceed such expenses, the Company will retain the excess. General American does not currently believe that the surrender charge revenues will cover the expected sales-related expenses. Any shortfall will be made up from the Company's General Account which may include amounts derived from the mortality and expense risk charge described below.

See Appendix A for examples of the surrender charge calculation.

REDUCTION OF SURRENDER CHARGE FOR CONTRACTS ISSUED UNDER GROUP OR SPONSORED ARRANGEMENTS

Contracts may be sold to members of a class of associated individuals or to a trustee, an employer, or some other entity representing such a class. The Company may waive or reduce the surrender charge on such policies in recognition of the fact that sales efforts and administrative costs are generally lower for such classes, and sales compensation may

                               Prospectus Page 21
be adjusted. The amount of any reduction will depend upon factors such as: the expected number of participants and the amount of premium payments anticipated; the nature of the group, association or class; the expected persistency and the possibility of favorable mortality; and the amount and timing of the premium payment; and any selling cost.

General American will determine the amount of reduction which is appropriate and may change the surrender charge attributable to future premiums if it does so on a basis which is uniform with respect to all similar Contract Owners. The Company may also modify the criteria for qualification for sales charge reductions as experience is gained, subject to the limit that such reductions will not be unfavorably discriminatory against the interest of any Contract Owner.

MORTALITY AND EXPENSE RISK CHARGE
During the accumulation period and after Annuity Payments begin, the net investment factor incorporates charges to cover mortality and expense risk at the end of each Valuation Period as a percentage of the Accumulated Value in the Divisions. The charge for mortality and expense risk is 1.25% annually (1.00% for mortality risk and .25% for expense risk).

The mortality risk that General American assumes is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the Annuity Payments received. The mortality risk that General American assumes also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Date. The expense risk that General American assumes is the risk that the surrender charge and administrative charges will be insufficient to cover actual future expenses.

PREMIUM TAX
Under the laws of certain jurisdictions, taxes are payable in respect of so-called "annuity considerations," which term in the case of applicable Contracts could include the Purchase Payment or the Accumulated Value of such Contracts. The tax rates range from 0% to 3.50%. The list of jurisdictions imposing annuity taxes follows:

                        STATE ANNUITY PREMIUM TAX RATES

                                      QUALIFIED      NONQUALIFIED
STATE                                 CONTRACTS        CONTRACTS
----------------------------------  -------------  -----------------
California                                  .50%            2.35%
District of Columbia                       2.25%            2.25%
Kentucky                                   2.00%            2.00%
Maine                                         0%            2.00%
Nevada                                        0%            3.50%
South Dakota                                  0%            1.25%
West Virginia                              1.00%            1.00%
Wyoming                                       0%            1.00%

Note: The above annuity premium tax rates are in effect as of January 1, 1998.

States not listed above currently have no premium tax on the purchase of individual variable annuity contracts for use with nonqualified or qualified plans. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretations, both of which may affect the above list of states levying such taxes and the applicable tax rates. Particularly because a portion of the premium tax charge may be made at the time Annuity Payments commence, the above list of tax rates may not be those in effect at the time the premium tax charge is made.

General American reserves the right to defer or waive the charge assessed for premium tax in certain jurisdictions until the Contract is surrendered or until the Contract Owner's death. The Company will notify the Contract Owner in writing before exercising its right to collect deferred premium tax from the Accumulated Value.

Laws relating to premium tax and the interpretations of such laws are subject to change which may affect the deductions, if any, made under Contracts for premium tax. Some jurisdictions permit payment of premium tax on the Accumulated Value which is applied to provide an annuity. In those places, General American does not make any separate deductions for premium tax from Purchase Payments, as it is permitted to do under the Contracts, but defers any separate deductions for premium tax until the Accumulated Value is applied to provide Annuity Payments. (Although General American may be required in some of these jurisdictions to pay premium tax currently on surrender charges, it presently intends to pay the taxes out of the deductions and charges made against all Contracts.) General American plans, where permissible, to defer any separate deductions for premium tax until the Accumulated Value is

                               Prospectus Page 22
applied to provide Annuity Payments, at which time the amount of any applicable premium tax will be measured by the Accumulated Value. However, in many jurisdictions the premium tax are applied to Purchase Payments, and in those cases the deductions for such taxes will be made when the Purchase Payments are received. Thus, General American reserves the right to make a separate deduction from each Purchase Payment, or from the Accumulated Value, depending on which method or combination of methods results in the appropriate deduction for applicable premium tax.

OTHER TAXES
Currently, no charge is made against the Separate Accounts for any Federal, state, or local taxes (other than premium tax) that the Company incurs that may be attributable to the Separate Accounts or the Contracts. The Company may, however, make a charge in the future for any such tax or economic burden on the Company resulting from the application of the tax laws that it determines to be properly attributable to the Separate Accounts or to the Contracts.

FEES AND EXPENSES OF THE FUNDS
Because the Separate Accounts purchase shares of the GT Global Variable Investment Funds, the net asset value of each Division will normally reflect the operating expenses incurred by its corresponding GT Global Variable Investment Fund. The operating expenses of the Funds, include the Investment Management and Administration Fees and Expenses paid to A I M. The annualized rates at which the various Funds pay such fees and expenses to A I M range from 0.75% to 1.25% of a Fund's average daily net assets. A I M has undertaken to assume those expenses (other than taxes, brokerage fees, interest, and extraordinary expenses) incurred by each Fund, to the extent such expenses exceed the Investment Management and Administration Fees by more than .25%. (See the accompanying prospectus of the GT Global Variable Investment Funds.)

--------------------------------------------------------------------------------

                            YIELDS AND TOTAL RETURNS

--------------------------------------------------------------------------------

General American may advertise the yields, effective yields, and total return for the Divisions of the Separate Accounts. Of course, such figures will be based upon past performance and do not indicate what investment returns or unit values will be in the future. Detailed information on the calculation of performance information appears in the Statement of Additional Information, but a summary is given here.

The effective yield and total return of a Division are based upon the investment performance of the GT Global Variable Investment Fund corresponding to the Division. (See "GT Global Variable Investment Funds") The investment performance of a Division will reflect the expenses of the Fund and the Division.

The yield of the GT Global Money Market Division refers to the annual rate of interest generated by an investment in the Division over a specified seven-day period. The yield is calculated by assuming that the income earned for that seven-day period is the same for every other seven-day period in a year and can be expressed as a percentage of the investment. The effective yield is calculated in the same way but income earned is assumed to be reinvested continuously. This compounding causes the effective yield to be slightly higher than the yield.

The yield of the other Divisions refers to the annualized rate of return for an investment in the Division over a specified thirty-day or one-month period. The thirty-day income is shown as a percentage of the investment and annualized by assuming that income is earned at the same rate for each month during the year.

The average annual total return of a Division is a quotation assuming that an investment in the Division has been held in the Division for various time periods, including a period measured from the date operations of the Division began up to a maximum period of ten years. In the future, average annual total returns will be reported for each Division for one, five, and ten years when the Division has been in operation for those periods of time.

Average annual total return quotations represent the average compounded rates of return on an initial investment of $1,000 as of the last day of the period for which the quotations are provided. The report on average annual total return will show the

                               Prospectus Page 23
average percentage change in the value of an investment in the Division, including any surrender charge that would apply if the Contract is surrendered at the end of the period, but excluding any deductions for premium tax.

Advertising and sales literature for the Contract may compute yield or total return on different bases. Total return may be reported without a deduction for the surrender charge on the assumption that an investment will persist beyond the six year period during which a surrender charge is applicable. Such persistency would be consistent with the idea that the Contract is a long-term investment suitable for retirement income. Total return for the Funds may be advertised, but such information will always be accompanied by the total return for the corresponding Divisions. General American may present illustrations showing total return performance for a hypothetical Contract based on an assumption such as allocation of an amount to one or more Divisions, or monthly transfers to a selected Division under the dollar cost averaging program. Such illustrations will reflect the performance of the selected Divisions, including all charges except the surrender charge, over various time periods in the past.

Advertising and sales literature for the Contracts may also compare the performance of one or more Divisions to various relevant indices or to the performance of other variable annuity investment choices, either generally or with reference to choices with investment objectives similar to those of the Fund and the Division. Performance information based on rankings by independent services may also be included in sales literature and advertising.

--------------------------------------------------------------------------------

                        DISTRIBUTIONS UNDER THE CONTRACT

--------------------------------------------------------------------------------

CASH WITHDRAWALS
At any time before the Annuity Date and during the lifetime of the Annuitant, the Contract Owner may elect to receive a cash withdrawal payment from the Company. Any such election must be in the form of a Written Request and specify the amount of the withdrawal. It will be effective on the date that it is received by the Company. Any Written Request received at the Annuity Service Office before the close of the NYSE (3:00 p.m. St. Louis time) on any Business Day will be considered received on that Business Day.
The Contract Owner may request a full surrender or a partial withdrawal. A full surrender will result in a cash withdrawal payment equal to the value of the Contract Owner's Account at the end of the Valuation Period during which the election becomes effective, less any applicable administrative charges, interest change adjustment, and surrender charge. A request for a partial withdrawal will result in a reduction in the Contract Owner's Accumulated Value equal to the amount you receive plus any applicable administrative charges, interest change adjustment and surrender charge. The amount you receive can be less than the amount requested if the Accumulated Value is insufficient to cover applicable charges and produce the requested amount. Any withdrawal request cannot exceed the Accumulated Value of the Contract. Any applicable interest change adjustment and surrender charge will be calculated based upon the gross amount of withdrawal. If a partial withdrawal would result in a remaining Accumulated Value lower than the surrender charges due under the Contract, the partial withdrawal request will be treated as a full surrender.

There is no limit on the frequency of partial withdrawals. However, the amount withdrawn must be at least $500 or, if less, the entire balance in the Division or Guarantee Period. If after the withdrawal (and deduction of any applicable administrative charges, interest change adjustment and surrender charge) the amount remaining in the Division or Guarantee Period would be less than $500, the Company may treat the partial withdrawal as a withdrawal of the entire amount held in the Division or Guarantee Period. If a partial withdrawal plus any applicable administrative charges, interest change adjustment and surrender charge would reduce the Accumulated Value to less than $500, the Company may treat the partial withdrawal as a full surrender of the Contract.

                               Prospectus Page 24

In requesting a partial withdrawal, the Contract Owner must specify the amounts to be withdrawn from each Division and Guarantee Period, if any. If the Contract Owner does not specify, the total amount including any applicable surrender charges will be deducted from all Divisions in the ratio that the value of each Division bears to the Accumulated Value ("pro-rata"). If a partial withdrawal is to be made from the Fixed Account, the Contract Owner must instruct the Company from which Guarantee Period the withdrawal is to be made. Withdrawal will be made on a first-in- first-out basis when more than one Guarantee Period Amount exists within a Guarantee Period.

ALL CASH WITHDRAWALS FROM ANY GUARANTEE PERIOD AMOUNT, EXCEPT THOSE EFFECTIVE WITHIN THIRTY DAYS PRIOR TO THE EXPIRATION DATE OF SUCH GUARANTEE PERIOD AMOUNT, WILL BE SUBJECT TO THE INTEREST CHANGE ADJUSTMENT.

Cash withdrawals from a Division will result in the cancellation of Accumulation Units attributable to the Contract Owner's Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Accumulated Value in the Division is reduced. The cancellation of such units will be based on the Accumulation Unit values of the Division at the end of the Valuation Period during which the cash withdrawal is effective.

If at the time the Contract Owner makes a Written Request for a full surrender or a partial withdrawal, he or she does not provide us with a written election not to have Federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of any surrender or withdrawal.

The Company, upon request, will provide the Contract Owner with an estimate of the amounts that would be payable in the event of a full surrender or partial withdrawal. The Company reserves the right to charge a reasonable fee to recover the administrative expenses associated with these requests. (See "Special Handling Fees")

Written requests for cash withdrawal payments to a party, other than the Contract Owner and/or to an address other than the Contract Owner's address of record require a signature guarantee. In addition, if the Contract Owner's address of record has been changed within the preceding thirty days, a signature guarantee is required. Any cash withdrawal payment will be paid within seven days from our receipt of the Written Request, subject to postponement under Deferment of Payment provisions described herein. (See "Deferment of Payments")

Since the Qualified Contracts offered by this Prospectus will be issued in connection with retirement plans which meet the requirements of the Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals. A cash withdrawal under either a Qualified Contract or a Nonqualified Contract offered by this Prospectus also may result in a Federal penalty tax. The tax consequences of a cash withdrawal payment under both Qualified Contracts and Nonqualified Contracts should be carefully considered. (See "Federal Tax Matters -- Taxation of Annuities")

SYSTEMATIC WITHDRAWAL PLAN
General American administers a systematic withdrawal plan ("SWP") which allows certain Contract Owners to authorize periodic withdrawals during the accumulation period. Contract Owners entering into an SWP agreement instruct General American to withdraw selected amounts from the Contract on a Business Day coincident with or subsequent to the 25th of a month on a monthly, quarterly, semiannual or annual basis. In requesting a SWP, the Contract Owner must specify the amounts to be withdrawn from each Division and Guarantee Period, if any. If the Contract Owner does not specify, the total amount including any applicable surrender charges will be deducted from all Divisions in the ratio that the value of each Division bears to the Accumulated Value ("pro-rata"). If a SWP is to be made from the Fixed Account, the Contract Owner must instruct the Company from which Guarantee Period the withdrawal is to be made. Withdrawal will be made on a first-in first-out basis when more than one Guarantee Period Amount exists within a Guarantee Period. Currently, the SWP is available to Contract Owners who request a minimum $200 periodic withdrawal. Amounts withdrawn may be subject to a surrender charge (see "Guaranteed Interest Options" and "Federal Tax Matters"). Amounts withdrawn from the Fixed Account will be subject to the interest change adjustment. Withdrawals taken under the SWP may be subject to the 10% Federal penalty tax on early withdrawals and to income taxes. (See "Federal Tax Matters") Contract Owners interested in SWP may obtain an Annuity Service Request Form from their registered representative or the Annuity Service Office. General American reserves the right to amend the SWP on thirty days' Written Notice. The SWP may be terminated at any time by the Contract Owner or General American.

INTEREST CHANGE ADJUSTMENT
Any full surrender or partial withdrawal of a Guarantee Period Amount which is not effective within thirty days prior to the Expiration Date of the Guarantee Period Amount will be subject to an interest change adjustment ("ICA"). For this purpose, transfers, distributions on the death of a Contract Owner, annuitization, and amounts applied to purchase an annuity are all treated as cash withdrawals. The ICA will be subtracted from

                               Prospectus Page 25
the gross amount being withdrawn after deductions of any applicable administrative charges and before deduction of any applicable surrender charge.

The ICA will reflect the relationship between the Current Rate (defined as J below) for Guarantee Periods of the same duration as the period from which the surrender or withdrawal is being made and the Guaranteed Interest Rate applicable to the amount being withdrawn. It also reflects the time remaining in the applicable Guarantee Period. The application of the ICA may result in a lower payment than the Guarantee Period Amount upon surrender or withdrawal.

The interest change adjustment is determined by the application of the following formula:
ICA = W X .9 X (J-I) X (N/12) where,

W is the gross withdrawal as of the effective date of the application of the interest change adjustment, prior to the application of the interest change adjustment, surrender charge, and administrative charges;

J is the Guaranteed Interest Rate declared by the Company, as of the effective date of the application of the interest change adjustment, for current allocations to Guarantee Periods equal to the original Guarantee Period from which the surrender or withdrawal is being made;

I is the Guaranteed Interest Rate currently being credited to the Guarantee Period Amount subject to the interest change adjustment; and

N is the number of complete months remaining in the Guarantee Period of the Guarantee Period Amount subject to the interest change adjustment.

In the determination of J, if the Company currently does not offer the applicable Guarantee Period, then the rate will be determined by using the next shorter Guarantee Period that is currently being offered. Notwithstanding application of the foregoing formula, (a) in no event will the ICA be less than zero, and (b) the gross surrender or withdrawal minus the interest change adjustment will not be less than the part of the Net Purchase Payment or transfer amount being withdrawn accumulated at three percent interest compounded annually since the beginning of the Guarantee Period.

See Appendix B for examples of the interest change adjustment calculation.

ANNUITY PROVISIONS
The Accumulated Value on the Annuity Date, less any applicable administration charges, interest change adjustment, surrender charge and premium tax will be applied to an Annuity Option. If the Annuity Date of the Contract occurs within the first three Contract Years, surrender charges may be deducted upon annuitization. Currently, we assess surrender charges only if Annuity Option 4 (Income for a Fixed Period) is chosen with Annuity Payments lasting for a period of less than ten years.

ANNUITY DATE
Annuity Payments will begin under the Contract on the Annuity Date, unless the Contract has been surrendered or the proceeds have been paid to the designated Beneficiary prior to that date. The Annuity Date will be the later of the first day of the first month following the Annuitant's 85th birthday or upon completion of five Contract Years. Under certain qualified arrangements, distributions may be required before the Annuity Date.

The Contract Owner may change the Annuity Date. An Annuity Date may be changed only by Written Request during the Annuitant's lifetime, and such a request must reach the Annuity Service Office at least thirty days before (1) the then current Annuity Date, and (2) the new Annuity Date. The new Annuity Date must be no later than the Annuity Date as defined in the paragraph above.

ANNUITY OPTIONS

(A) ELECTION OF ANNUITY OPTIONS

The Annuity Option may be elected or changed if the Annuity Option was not irrevocable by Written Request, provided the Annuitant is still alive. This election must be made no later than thirty days prior to the Annuity Date.

The Annuity Options selected may be either variable, fixed, or a combination of the two. In the absence of an election to the contrary, Annuity Payments will be made as a Life Annuity with 120 Monthly Payments Guaranteed (Option 2 below); that portion of Accumulated Value in the Divisions of the Separate Accounts will be applied to provide variable Annuity Payments and that portion of Accumulated Value in the Fixed Account will be applied to provide fixed Annuity Payments.

The minimum amount which may be applied under an option will be based upon our rules at the time the option becomes effective (or as required by law). Our current rules state that the minimum amount which may be applied under an option is $5,000 and the minimum Annuity Payment is $50. If the Accumulated Value is less than $5,000 when the Annuity Date arrives, General American will make a lump sum payment of such amount to the Contract Owner. If at any time payments are, or become less than $50, General American has the right to change the frequency of payments to intervals that will result in payments of at least $50.

(B) THE OPTIONS AVAILABLE

OPTION 1 -- LIFE ANNUITY -- An annuity payable in monthly, quarterly, semi-annual or annual payments during the lifetime of the Annuitant, ceasing with the last installment due prior to the

                               Prospectus Page 26
death of the Annuitant. SINCE THERE IS NO PROVISION FOR A MINIMUM NUMBER OF PAYMENTS UNDER THIS ANNUITY OPTION, THE PAYEE WOULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIED PRIOR TO THE DUE DATE OF THE SECOND PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIED PRIOR TO THE DUE DATE OF THE THIRD PAYMENT, ETC.

OPTION 2 -- LIFE ANNUITY WITH 60, 120, 180, OR 240 MONTHLY PAYMENTS GUARANTEED -- An annuity payable monthly, quarterly, semi-annual, or annual payments during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for less than 60 months, 120 months, 180 months, or 240 months, as elected, payments will be continued to the Beneficiary during the remainder of the elected period.

OPTION 3 -- JOINT AND SURVIVOR INCOME FOR LIFE -- An annuity payable monthly, quarterly, semi-annual, or annual payments while both the Annuitant and a second person remain alive, and thereafter during the remaining lifetime of the survivor, ceasing with the last installment due prior to the death of the survivor. If the primary payee dies after payments begin, full payments or payments of 1/2 or 2/3, (whichever you elected when applying for this option) will continue to the other payee during his or her lifetime. SINCE THERE IS NO PROVISION FOR A MINIMUM NUMBER OF PAYMENTS UNDER ANNUITY OPTION 3, THE PAYEES WOULD RECEIVE ONLY ONE PAYMENT IF BOTH THE ANNUITANT AND THE SECOND PERSON DIED PRIOR TO THE DUE DATE OF THE SECOND PAYMENT, TWO PAYMENTS IF THEY DIED PRIOR TO THE DUE DATE OF THE THIRD PAYMENT, ETC.

OPTION 4 -- INCOME FOR A FIXED PERIOD -- An annuity payable in annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than five nor more than thirty. When a variable annuity basis is selected, a mortality and expense risk charge continues to be assessed, even though General American incurs no mortality risk under this option.

(C) CALCULATION OF PAYMENTS

Payments under an Annuity Option will be calculated using the effective annual rate of 4% compounded annually. The mortality table used in determining payments paid under life income options is the 1983 Individual Annuitant Mortality Table
A. In using this mortality table, ages of Annuitants will be reduced by one year for Annuity Dates occurring during the 1990s, reduced two years for Annuity Dates occurring during the decade 2000-2009, and so on.

Life income options are based on the Annuitant's sex and age nearest birthday on the Annuity Date. We have the right to require satisfactory proof of age and sex. If age or sex has been incorrectly stated, the proper adjustments in payments will be made. We may also require proof that the Annuitant is living on any payment due date.

(D) VALUE OF VARIABLE ANNUITY PAYMENTS
For the variable portion of an Annuity Option, the amounts applied to the annuity are used to purchase Annuity Units in the selected Divisions. The number of Annuity Units purchased in each Division is calculated as the dollar amount of the first Annuity Payment provided by proceeds from that Division divided by the Annuity Unit value for the Division as of the Annuity Date. On any payment date, the amount of payment from each Division is calculated as the number of Annuity Units for the Division times the Annuity Unit value for the Division as of the payment date, less any applicable administration charges.

Although the value of variable Annuity Payments will reflect the performance of the Divisions, we guarantee that the dollar amount of variable Annuity Payments will not be adversely affected by our actual expense and mortality results. The annuity tables that are contained in the Contract, and are used to calculate the value of variable Annuity Payments, are based on an assumed annual interest rate of 4% per year. If the actual net investment experience exactly equals the assumed interest rate, then the variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower.

The value of all payments (both fixed and variable) will be greater for shorter monthly payment guarantee periods than for longer monthly payment guarantee periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable Annuity Payments is described in more detail in the Statement of Additional Information.

DEFERMENT OF PAYMENT
Payment of any cash withdrawal or lump sum death benefit due from a Division will be made within seven days from the date the election becomes effective, except that General American may be permitted to defer such payment: (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closing or (b) during which trading on the NYSE is restricted (as determined or required by the SEC); (2) for any period during which an emergency exists (as determined by the SEC) as a result of which (a) disposal of securities held by the Fund is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or
(3) for such other periods as the SEC may by order permit for the protection of investors.

General American may defer payment of any cash withdrawal or lump sum death benefit due from

                               Prospectus Page 27
the Fixed Account for a period not to exceed six months.

THE BENEFICIARY
The Beneficiary is the person or legal entity that may receive benefits under the Contract in the event of the Annuitant's or contract Owner's death. (See "Death Benefits"). The original Beneficiary is named in the Contract Application. Subject to any assignment of a Contract, the Beneficiary designation may be changed by the Contract Owner during the lifetime of the Annuitant by the filing of a Written Request acceptable to General American at its Annuity Service Office. If Annuity Option 3 (Joint and Survivor Income for
Life) is selected, the designation of the second Annuitant may not be changed after Annuity Payments begin. If the beneficiary designation is changed, General American reserves the right to require that the Contract be returned for endorsement. A Beneficiary who becomes entitled to receive benefits under the Contract may also designate, in the same manner, a second Beneficiary to receive any benefits which may become payable under the Contract to him or her by reason of the primary Beneficiary's death. If a Beneficiary has not been designated by the Contract Owner or if a Beneficiary so designated is not living on the date a lump sum death benefit is payable or on the date any Annuity Payments are to be made, the Beneficiary shall be the Contract Owner's estate.

DEATH BENEFIT
In every case of death, General American must receive proof of the death of the Contract Owner or Annuitant before it is obliged to act.

(A) DEATH OF A CONTRACT OWNER WHO IS THE ANNUITANT

If a Contract Owner dies prior to the Annuity Date, and if the Contract Owner's surviving spouse is the Beneficiary, the spouse may elect to continue the Contract as the new owner and the death benefit, if more than the Accumulated Value, will be paid to the surviving spouse by crediting the Contract with an amount equal to the difference between the death benefit and the Accumulated Value. If the Contract Owner's surviving spouse is not the Beneficiary, the death benefit will become payable to the Beneficiary.

If a Contract Owner dies on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

(B) DEATH OF A CONTRACT OWNER WHO IS NOT THE ANNUITANT

If a Contract Owner dies prior to the Annuity Date, and if the Contract Owner's surviving spouse is the Annuitant, the spouse may elect to continue the Contract as the new owner. If the Contract Owner's surviving spouse is not the Annuitant, the Accumulated Value, less any applicable administration fees, interest change adjustment, or surrender charge, will be distributed to the Beneficiary.

If a Contract Owner dies on or after the Annuity Date, no death benefit will be payable under the Contract.

(C) DEATH OF THE ANNUITANT WHO IS NOT A CONTRACT OWNER

If the Annuitant dies prior to the Annuity Date and before a Contract Owner, the death benefit will become payable to the Beneficiary. The Beneficiary may elect to receive these benefits through one of the Annuity Options available under the Contract or in a single lump sum. If an election is not made by Written Request within one year after the death of the Annuitant, the death benefit will be paid in a single lump sum.

If the Annuitant dies on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

(D) OTHER PROVISIONS

Except as otherwise provided above, payments made under the death benefit provisions will be made in one lump sum and must be made within five (5) years after the date of death of the Contract Owner or Annuitant. The death benefit will be paid or credited within seven days of receipt at the Annuity Service Office of due proof of death and a Written Request for payment, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 and applicable state insurance law.

If, however, the Contract Owner or the Beneficiary makes a written choice of one of the two options described below, and if such choice is clear to General American, the Company will treat the proceeds as the Contract Owner or the Beneficiary has chosen. The two options are:

(i) Leave the proceeds of the Contract with General American. The entire Accumulated Value must be paid in a lump sum to the Beneficiary before the end of the fifth year after the Contract Owner's or Annuitant's death.

(ii) Apply the proceeds to create an immediate annuity for the Beneficiary, who will be the owner and Annuitant. Payments under the annuity, or under any other method of payment General American makes available, must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary (as determined for Federal tax purposes) at the time of the Contract Owner's death, and must begin within one year after the Contract Owner's or Annuitant's death.

AMOUNT OF DEATH BENEFIT
The death benefit will be the appropriate option as described in either (I) or
(II) below. The death benefit is determined as of the date due proof of death, Written Request for payment, and all other requirements have been received at the Company's Annuity Service Office.

                               Prospectus Page 28

(I) If the Date of Issue is prior to the Annuitant's 80th birthday, the death benefit will be the amount described below, less any applicable interest change adjustment and administrative charges:

    (A) For Contracts with a Date of Issue before January 1, 1996, the death benefit during the Contract Year ending in 1997 will be the greater of
        (a) the sum of all net purchase payments made, less any amounts deducted through partial withdrawals; or (b) the Accumulated Value. Thereafter, the death benefit will be the greater of (a) the death benefit reset amount described hereafter; or (b) the Accumulated Value. The first death benefit reset will occur on the last day of the Contract Year ending in 1997.

    (B) For Contracts with a Date of Issue on or after January 1, 1996, the death benefit during the first Contract Year is the greater of (a) the sum of all net purchase payments made, less any amounts deducted through partial withdrawals; or (b) the Accumulated Value. Thereafter, the death benefit will be the greater of (a) the death benefit reset amount; or
        (b) the Accumulated Value. The first death benefit reset will occur on the last day of the first Contract Year.

(II) If the Date of Issue is on or after the Annuitant's 80th birthday, the death benefit will be the Accumulated Value, less any applicable interest change adjustment, surrender charge or administrative charges."

DEATH BENEFIT RESET
The first death benefit reset amount will be the greater of (a) the Accumulated Value on the last day of the Contract Year; or (b) the sum of all net purchase payments made, less any amounts deducted through partial withdrawals. Each subsequent death benefit reset amount will be the greater of (a) the Accumulated Value on the last day of the Contract Year; or (b) the prior death benefit reset amount, plus any net purchase payments and less any amounts deducted through partial withdrawals since then. If the Date of Issue is prior to the Annuitant's 75th birthday, the death benefit reset will occur every year until the Annuitant's 80th birthday. Thereafter the death benefit reset will occur every six Contract Years, measured from the Date of Issue. If the Date of Issue is on or after the Annuitant's 75th birthday, the death benefit reset will occur every year until the Annuitant's 80th birthday. Thereafter the death benefit reset will no longer occur.

CONTRACTS ISSUED UNDER SECTION 401/457 OF THE CODE

If the Annuitant dies prior to the Annuity Date the death benefit will equal the accumulated value, less any applicable interest change adjustment, surrender charge, or administrative charges for Contracts issued under Section 401 or 457 of the Code with multiple participants.

ASSIGNMENTS AND CHANGES OF OWNERSHIP
With respect to nonqualified individual Contracts, an assignment or change in ownership of the Contract or of any interest in it will not bind General American unless (1) it is made in a written instrument, (2) the original instrument or a certified copy is filed at our Annuity Service Office, and (3) we send the Contract Owner a receipt. General American is not responsible for the validity of any assignment. If a claim is based on an assignment or change of ownership, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a Beneficiary. Any amounts due under a valid assignment will be paid in one lump sum.

With respect to all other Contracts, the Contract Owner may not transfer, sell, assign, discount, or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us at our Annuity Service Office.

Any request received by the Company which is not specifically addressed in an assignment document must be in writing and signed by both the assignor and the assignee.

                               Prospectus Page 29

                              FEDERAL TAX MATTERS

--------------------------------------------------------------------------------

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION
The following discussion is a general description of the Federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. The discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a nonqualified basis ("Nonqualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). Qualified Contracts are intended to be purchased in connection with plans entitled to special income tax treatment under Sections 401, 408, 408A, and 457 of the Code or as tax sheltered annuities under Section 403(b) of the Code. The ultimate effect of Federal income taxes on the amounts held under a Contract or Annuity payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, and on the tax and employment status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAXATION OF GENERAL AMERICAN
General American is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the operations of the Separate Accounts form a part of General American, they will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing Federal income tax law, General American believes that the investment income and realized net capital gains of the Separate Accounts will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract.

Accordingly, General American does not anticipate that it will incur any Federal income tax liability attributable to the Separate Accounts and, therefore, General American does not intend to make provisions for any such taxes. However, if changes in the Federal tax laws or interpretations thereof result in General American being taxed on income or gains attributable to the Separate Accounts, then General American may impose a charge against the Separate Accounts (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACTS

(A) DIVERSIFICATION

Section 817(h) of the Code requires that with respect to Nonqualified Contracts, the investments of the Divisions be "adequately diversified" in accordance with Treasury Department regulations in order for the Contracts to qualify as annuity contracts under Federal tax law. The Separate Accounts, through the Funds, intend to comply with the diversification requirements prescribed by the Treasury Department in Treas. Reg. Sec. 1.817-5.

(B) INVESTOR CONTROL

The Treasury Department has from time to time suggested that under some circumstances the owner of a variable contract will be deemed to be in control over the investments of a separate account supporting the contract, which may cause the

                               Prospectus Page 30
owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a contract owner is considered the owner of the assets of a separate account, income and gains from that account would be included in the owner's gross income. The Treasury Department also has stated on past occasions that it will issue regulations or rulings addressing this issue.

The ownership rights under the Contract are different in certain respects from those described by the IRS in rulings in which it was determined that Contract Owners were not owners of separate account assets. For example, a Contract owner has the choice of more Divisions and narrower investment strategies in which to allocate net purchase Payments and Accumulation Value, and may be able to transfer among Divisions more frequently than in such rulings. These differences could result in a Contract Owner being treated as the owner of the assets of the Separate Account. In addition, General American does not know what standards will be set forth, if any, in the additional regulations or rulings which the Treasury Department has stated it expects to issue. General American therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.

(C) REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Nonqualified Contract to provide that (a) if any Contract Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Contract Owner's death; and (b) if any Contract Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of that Contract Owner's death. These requirements will be considered satisfied as to any portion of the Contract Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Contract Owner's death. The Contract Owner's "designated beneficiary" is the person or entity designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. If the Contract Owner's "designated beneficiary" is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. General American intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. There are other rules that apply to Qualified Contracts.

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for Federal income tax purposes.

TAXATION OF ANNUITIES

(A) IN GENERAL

Section 72 of the Code governs taxation of annuities in general. General American believes that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the account value (e.g., partial withdrawals, surrenders, or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. Any Contract Owner who is not a natural person generally must include in income any increase in the excess of the Contract's account value over the "investment in the Contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Contract Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

(B) WITHDRAWALS AND SURRENDERS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the Contract" to the individual's total accrued benefit or the balance under the retirement plan. The "investment in the Contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after-tax dollars. For a Contract issued in connection with

                               Prospectus Page 31
qualified plans, the "investment in the Contract" can be zero. This general rule does not apply to certain types of individual retirement annuities, and other special tax rules may be available for certain distributions from a Qualified Contract.

With respect to Nonqualified Contracts, partial withdrawals, including any withdrawals under the systematic withdrawal plan, are generally treated as taxable income to the extent that the account value immediately before the withdrawal exceeds the "investment in the Contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract".

The account value is subject to an interest change adjustment upon a withdrawal or surrender. There is no definitive guidance on the proper tax treatment of such an adjustment, and the Contract Owner should contact a competent tax adviser with respect to the potential tax consequences of an interest change adjustment.

(C) ANNUITY PAYMENTS

Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Accumulated Value exceeds the "investment in the Contract" will be taxed; after the investment in the Contract is recovered, the full amount of any additional Annuity Payments is taxable. This general rule does not apply to certain types of individual retirement annuities, and other special rules may apply to Qualified Contracts.

For variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the Contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the Contract."

For fixed Annuity Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the Contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. In all cases, after the "investment in the Contract" is recovered, the full amount of any additional Annuity Payment is taxable.

(D) PENALTY TAX

In the case of a distribution pursuant to a Nonqualified Contract, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Contract Owner attains age 59 1/2; (2) made as a result of death or disability of the Contract Owner; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Contract Owner and a "designated beneficiary;" (4) from a qualified plan* (5) allocable to investment in the Contract before August 14, 1982; (6) under a qualified funding asset (as defined in Code Section 130(d)); or (7) under an immediate annuity (as defined in Code Section (u)(4)).

*Other tax penalties may apply to certain distributions under a Qualified Contract, including a penalty similar to the penalty for distributions from Nonqualified Contracts described above.

(E) TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of a Contract Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments as described above. For these purposes, the investment in the contract is not affected by the owner's or annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

(F) TRANSFERS, ASSIGNMENTS OR EXCHANGES OF THE CONTRACT

In general, a transfer of ownership of a Contract, the collateral assignment of a Contract, the designation of an Annuitant or Beneficiary who is not also the Contract Owner, or the exchange of a Contract may result in certain tax consequences to the Contract Owner. For example, when a Contract is assigned as collateral for a loan, the entire excess of the Contract's account value over the investment in the contract becomes taxable as ordinary income, and, if the Contract Owner is under the age of 59 1/2, a penalty tax equal to 10% of the taxable amount may also be imposed. Increases in the value of a Contract that has been assigned will continue to be taxable annually to the Contract Owner until the assignment is released. Any Contract Owner contemplating any such transfer, assignment, designation, or exchange should

                               Prospectus Page 32
contact a competent tax adviser for advice with respect to the potential tax effects of such a transaction.

(G) MULTIPLE CONTRACTS

All Nonqualified annuity contracts that are issued by General American (or its affiliates) to the same Contract Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise.

(H) WITHHOLDING

Pension and annuity distributions generally are subject to withholding from the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Different rules may apply to United States citizens or expatriates living abroad and, effective January 1, 1993, to certain distributions under Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

(I) POSSIBLE CHANGES IN TAXATION

In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. As of the date of this Prospectus, the President's budget for fiscal year 1999 includes proposals that would directly affect variable annuities, and there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as the IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be effective prior to the date of any such change.

(J) OTHER TAX CONSEQUENCES

As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed here reflect General American's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

(K) QUALIFIED CONTRACTS
The Qualified Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans, as well as Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult a competent legal counsel and tax adviser regarding the suitability of the Contract.

INDIVIDUAL RETIREMENT ANNUITIES AND ACCOUNTS
The Contract is designed for use with individual retirement annuities and individual retirement accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an individual retirement annuity or individual retirement account (each hereinafter referred to as "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other applicable agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. If a Qualified Contract is issued in connection with an employer's Simplified Employee Pension ("SEP") or Simple Retirement Account ("SIMPLE") plan,

                               Prospectus Page 33

Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under employer plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. A Qualified Contract will be amended as necessary to conform to the requirements of the Code.

Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA, although Roth IRA's are not available as part of this Contract. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent (10%) penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

CODE SECTION 403(b) PLANS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship. Distributions prior to age 59 1/2 due to separation from service or financial hardship are subject to the nondeductible 10% penalty tax for premature distributions, in addition to income tax.

The 1940 Act has distribution requirements which differ from the requirements of Code Section 403(b) set forth above. However, these Contracts are being offered in reliance upon, and in compliance with, the provisions of no-action letter number IP-6-88 issued by the Securities and Exchange Commission to the American Council of Life Insurance. The no action letter allows the Separate Account to apply the restrictions created by Code Section 403(b)(11) as long as specified steps, such as this disclosure, are taken to ensure that Contract Owners are aware of the Code restrictions. General American believes it is in compliance with the provisions of the no-action letter.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. With respect to non-governmental
Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Distributions are taxable in full. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
Section 457 plan obligations. These plans are subject to various restrictions on contributions and distributions.

RESTRICTIONS UNDER QUALIFIED CONTRACTS
Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

                               Prospectus Page 34

                                 VOTING RIGHTS

--------------------------------------------------------------------------------

To the extent required by law, the GT Global Variable Investment Fund shares held in the Divisions of the Separate Accounts will be voted by General American at shareholder meetings of such Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Accounts. The Contract Owner holds a voting interest in each Division to which the Accumulated Value is allocated or from which Annuity Payments are generated. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, General American determines that it is allowed to vote the Fund shares in its own right, General American may elect to do so.

The number of votes which are available to a Contract Owner will be calculated separately for each Division of the Separate Accounts. That number will be determined by applying the Contract Owner's percentage interest, if any, in a particular Division to the total number of votes attributable to the Division.

The number of votes is equal to the number of dollars: (a) during the accumulation period, in the Accumulated Value attributable to a Division divided by the net asset value of a share of the corresponding Fund; and (b) during the annuity period, in the reserve credited to the Annuity Units held in the Division(s) under the variable Annuity Option in effect divided by the net asset value of a share of the corresponding Fund. Generally, during the annuity period the number of votes applicable to the Annuitant will decrease.

At most Fund shareholder meetings, votes may be cast in person or by proxy and fractional votes will be counted.

The number of votes of a Division which are available will be determined as of the date established by the corresponding Fund for determining shareholders eligible to vote at the meeting. This determination will include any other separate accounts investing in the Fund. Voting instructions will be solicited by written communication from us prior to such meeting in accordance with procedures established.

Fund shares as to which no timely instructions are received or shares held by General American as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Fund. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

To the extent that General American, as shareholder of the Funds, is entitled to vote any Fund's interest in the Funds held by the Separate Accounts, it will do so on the same basis as described above.

                               Prospectus Page 35

                             PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

GT Global, Inc. ("GT Global") is the principal underwriter of the Contracts. GT Global's address is 50 California Street, 27th Floor, San Francisco, California 94111. GT Global will pay distribution compensation to selling broker/dealers in varying amounts which under normal circumstances are not expected to exceed 5.25% of Purchase Payments for such Contracts, plus 0.25% of the contract value in all Divisions per year. As an alternative, GT Global may pay distribution compensation to selected broker/dealers in amounts which are not expected to exceed 6.00% of Purchase Payments for such Contracts, with no residual payments.

Any Guarantee Period beginning after December 31, 1995, will not be included in the contract value upon which the percent of asset commissions are determined. Any Guaranteed Period that began on or before December 31, 1995, will be included in the contract value upon which the percent of asset commissions are determined.

Commissions are reduced for contracts issued when the Annuitant's age at Date of Issue is greater than or equal to attained age 80. From time to time, additional sales incentives may be provided to selected broker/dealers. In 1997, General American paid $3,275,258.73 to GT Global.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements for General American and both Separate Accounts Twenty-Eight and Twenty-Nine (as well as the auditors' reports thereon) are included in the Statement of Additional Information.

                               Prospectus Page 36

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
THE CONTRACTS.............................................................................        S-3
  Computation of Variable Annuity Income Payments.........................................        S-3
    (a) Value of an Annuity Unit..........................................................        S-3
    (b) Amount of First Installment.......................................................        S-3
    (c) Values of Annuity Installments....................................................        S-4
  Yield and Performance Calculations......................................................        S-4
    (a) Money Market Yield................................................................        S-4
    (b) Yields of Other Divisions.........................................................        S-6
    (c) Total Return......................................................................        S-7
    (d) Effect of the Annual Contract Fee.................................................        S-8
GENERAL MATTERS...........................................................................        S-9
  Participating...........................................................................        S-9
  Incorrect Age or Sex....................................................................       S-10
  Annuity Data............................................................................       S-10
  Annual Reports..........................................................................       S-10
  Incontestability........................................................................       S-10
  Ownership...............................................................................       S-10
DISTRIBUTION OF THE CONTRACTS.............................................................       S-10
SAFEKEEPING OF ACCOUNT ASSETS.............................................................       S-11
STATE REGULATION..........................................................................       S-11
RECORDS AND REPORTS.......................................................................       S-11
LEGAL PROCEEDINGS.........................................................................       S-12
OTHER INFORMATION.........................................................................       S-12
FINANCIAL INFORMATION.....................................................................       S-12
REASONABLENESS OF FEES AND CHARGES........................................................       S-12

                               Prospectus Page 37

                                   APPENDIX A

--------------------------------------------------------------------------------

EXAMPLE OF SURRENDER CHARGE CALCULATIONS
This example assumes that the date of the full surrender or partial withdrawal is during the 10th Contact Year.

 1        2       3        4
----  ---------  ----  ---------
 1    $   2,000    0%  $       0
 2    $   2,000    0%  $       0
 3    $   2,000    0%  $       0
 4    $   2,000    0%  $       0
 5    $   2,000    1%  $   20.00
 6    $   2,000    2%  $   40.00
 7    $   2,000    3%  $   60.00
 8    $   2,000    4%  $   80.00
 9    $   2,000    5%  $  100.00
10    $   2,000    6%  $  120.00
      ---------        ---------
      $  20,000        $  420.00
      ---------        ---------
      ---------        ---------

EXPLANATION OF COLUMNS IN TABLE

COLUMN 1:

Represents Contract Years

COLUMN 2:

Represents amounts of Net Purchase Payments. Each Net Purchase Payment is made on the first day of each Contract Year.

COLUMN 3:

Represents the surrender charge percentages imposed on the amounts in Column 2.

COLUMN 4:

Represents the surrender charge imposed on each Net Purchase Payment. It is determined by multiplying the amount in Column 2 by the percentage in Column 3.

For example, the surrender charge imposed on Net Purchase Payment 7

=          Net Purchase Payment 7 Column 2 X Net
           Purchase Payment 7 Column 3
=          $2,000 X 3%
=          $60

FULL SURRENDER
The total of Column 4, $420, represents the total amount of surrender charge imposed on Net Purchase Payments in this example. No free amount is allowed upon full surrender. If the Accumulated Value is $30,000, the amount received upon surrender would be $29,580, less any applicable interest change adjustment or administrative fees.
PARTIAL WITHDRAWAL
The sum of amounts in Column 4 for as many Net Purchase Payments as are liquidated reflects the surrender charge imposed in the case of a partial withdrawal.

If the Accumulated Value is $30,000, $6,000 can be withdrawn without incurring a surrender charge ("free amount"). This assumes that there have been at least two Contract Years since January 1, 1996, and no free amounts have been withdrawn in the prior contract year. The free amount does not reduce premiums still subject to charge.

For example, if $20,000 were withdrawn, the first $6,000 represents the free amount. The next $14,000 would be a withdrawal of the first seven Net Purchase Payments. The amount of surrender charges imposed would be the sum of amounts in Column 4 for Net Purchase Payments 1, 2, 3, 4, 5, 6, and 7 which is $120.

The amount received would be $19,880, less any applicable interest change adjustment.

FULL SURRENDER FOLLOWING PARTIAL WITHDRAWAL
The Accumulated Value remaining after the partial withdrawal is $10,000. The first seven Net Purchase Payments were withdrawn as part of the partial withdrawal. If the Contract is fully surrendered in the 10th Contract Year after the partial withdrawal, the remaining three Net Purchase Payments will incur a surrender charge equal to the sum of the amounts in Column 4 for Net Purchase Payments 8, 9, and 10, which is $300.

The amount received would be $9,700, less any applicable interest change adjustment or administrative fees.

                               Prospectus Page 38

                                   APPENDIX B

--------------------------------------------------------------------------------

EXAMPLE OF INTEREST CHANGE ADJUSTMENT (ICA) CALCULATIONS
The ICA factor is:

ICA  =  W X .9 X (J-I) X (N/12)

These examples assume the following:

1) the Guarantee Period Amount is allocated to a six year Guarantee Period with a Guaranteed Interest Rate of 6% or .06

2) the date of surrender is two years from the Expiration Date (N = 24)

3) the original amount applied is $10,000

4) the value of the Guarantee Period Amount on the date of surrender is
$12,624.77

5) no transfers or partial withdrawals affecting this Guarantee Period Amount have been made

6) A surrender charge, if any, is calculated in the same manner as shown in the examples in Appendix A

The maximum ICA = 12,624.77 - 10,000 X (1.03)(4) = 1,369.68 which reflects the minimum accumulation at 3% interest.

EXAMPLE OF A POSITIVE ICA THAT IS NOT CAPPED
Assume that on the date of surrender, the current rate (J) is 7% or .07

The ICA factor

=          W X .9 X (J-I) X (N/12)
=          12,624.77 X .9 X (.07-.06) X (24/12)
=          227.25

Since the ICA factor of $227.25 is less than the maximum ICA factor, $227.25 is deducted from the value of the Guarantee Period Amount before the deduction of any surrender charge.

EXAMPLE OF A POSITIVE ICA THAT IS CAPPED
Assume that on the date of surrender, the current rate (J) is 15% or .15

The ICA factor

=          W X .9 X (J-I) X (N/12)
=          12,624.77 X .9 X (.15-.06) X (24/12)
=          2,045.21

Here, since the ICA factor is greater than the maximum ICA, the maximum ICA of 1,369.68 is deducted from the value of the Guarantee Period Amount before the deduction of any surrender charge.

EXAMPLE OF WHEN THE ICA IS ZERO:
Assume that on the date of surrender the current rate (J) is 5% or .05

The ICA factor

=          W X .9 X (J-I) X (N/12)
=          12,624.77 X .9 X (.05-.06) X (24/12)
=          -227.25

Since the ICA cannot be less than zero, no ICA is applicable.

                               Prospectus Page 39

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                               Prospectus Page 32